OMB APPROVAL

OMB Number:	3235-0059
Expires:	February 28, 2006
Estimated average burden hours per response	12.75

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

UICI

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 19, 2004

     The Annual Meeting of the Stockholders of UICI (the “Company”), a Delaware corporation, will be held at the Harvey Hotel DFW Airport, 4545 West John Carpenter Freeway, Irving, Texas 75063 on Wednesday, May 19, 2004, at 10:00 a.m., Central Daylight Time.

     At the Annual Meeting, you will be asked to:

•	elect seven (7) directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors are chosen and qualified.

•	approve the UICI Agency Matching Total Ownership Plan and the UICI Agency Matching Total Ownership Plan II, which have been established for the benefit of the independent insurance agents and independent sales representatives associated with UGA-Association Field Services and New United Agency, Inc.

•	approve the UICI Matching Agency Contribution Plan I and UICI Matching Agency Contribution Plan II, which have been established for the benefit of the independent insurance agents and independent sales representatives associated with Cornerstone America.

•	ratify the appointment of KPMG LLP as independent auditors to audit the accounts of the Company for the fiscal year ending December 31, 2004.

•	consider such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed March 29, 2004 as the record date for the meeting. Holders of the Company’s Common Stock of record at the close of business on such date will be entitled to notice of and to vote at such meeting or any adjournment thereof. A list of such stockholders will be available, as required by law, at our principal offices at 9151 Grapevine Highway, North Richland Hills, Texas. The stock transfer books will not be closed.

     We will supply, upon written request and without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission. Requests for the Annual Report should be directed to Investor Relations, UICI, 9151 Grapevine Highway, North Richland Hills, Texas 76180-5605.

     All stockholders are cordially invited to attend the meeting. It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote in person, on the Internet, by telephone, or by completing and mailing the enclosed proxy card. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding these voting options.

By Order of the Board of Directors

Peggy G. Simpson
Secretary

Date: April 16, 2004

UICI, 9151 Grapevine Highway, North Richland Hills, Texas 76180-5605

UICI

9151 Grapevine Highway
North Richland Hills, Texas 76180-5605

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 19, 2004

      This proxy statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of UICI, a Delaware corporation (“UICI,” the “Company” or “we”), from holders of our outstanding shares of Common Stock, par value $0.01 per share (the “Common Stock”), for the Annual Meeting of Stockholders to be held on Wednesday, May 19, 2004, for the purposes set forth in the accompanying notice (the “Annual Meeting”). The Board of Directors does not know of any other matters to be presented at the meeting, but, if any other matters are properly presented to the meeting for action, the persons named in the accompanying proxy will vote upon such matters in accordance with their best judgment. We will bear the costs of soliciting proxies from our stockholders. In addition to soliciting proxies by mail, our directors, officers and employees, without receiving additional compensation therefor, may solicit proxies by telephone, by telegram or in person. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock held of record by such persons, and we will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

      Our Common Stock trades on The New York Stock Exchange under the symbol: UCI. This proxy statement is being mailed on or about April 16, 2004 to stockholders of record at the close of business on March 29, 2004, who are the only stockholders entitled to receive notice of and to vote at the meeting. At March 29, 2004 we had outstanding 46,303,337 shares of Common Stock. A quorum of stockholders is necessary to take action at the Annual Meeting. A majority of the outstanding shares of Common Stock, represented in person or by proxy, will constitute a quorum. Each share of the outstanding Common Stock is entitled to one vote. The affirmative vote of the holders of a majority of the total voting power present in person or by proxy and entitled to vote at the Annual Meeting is required to elect directors and ratify or approve the other items being voted on at this time. Abstentions will have the same effect as votes against the proposals, although abstentions will count toward the presence of a quorum.

      Your vote is important. You can vote in one of four ways: (1) in person  — by casting your vote in person at the Annual Meeting, (2) by mail — by marking, signing and dating the enclosed proxy card, and returning it promptly in the enclosed postage-paid envelope, (3) on the Internet — by visiting the website indicated on the enclosed proxy card, or (4) by telephone — by using the toll-free number indicated on the enclosed proxy card.

      The Internet voting procedure is designed to authenticate stockholder identities, to allow stockholders to give voting instructions, and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting by internet should be aware that there may be costs associated with electronic access, such as usage charges from internet access and telephone or cable service providers, that must be borne by the stockholder. If you choose to vote on the Internet, you will be offered the option to receive future annual meeting materials electronically through the Internet, which is cost-effective for us. We hope the convenience and cost savings of voting by computer will attract you. A sizable electronic “turnout” would save us significant return-postage fees.

      We are pleased to announce that we will broadcast the annual meeting live on-line (listen only) at www.uici.net for stockholders unable to attend in person. The replay of the Webcast will be available for thirty (30) days following the meeting.

      A proxy may be revoked at any time before its exercise (i) by notifying UICI in writing at 9151 Grapevine Highway, North Richland Hills, Texas 76180-5605, Attention: Secretary; (ii) by completing a later-dated proxy and returning it to UICI; or (iii) by appearing at the Annual Meeting in person and revoking the proxy orally by notifying the Secretary before the vote takes place. Properly executed proxies will, unless such proxies have been revoked, be voted in the manner specified in the proxies. If no instructions are indicated, such shares will be voted FOR the election of the seven (7) directors, FOR the approval of the UGA Agent Matching Stock Plans, FOR the approval of the Cornerstone Agent Matching Stock Plans, and FOR the ratification of KPMG LLP as our independent auditors for 2004.

1. ELECTION OF DIRECTORS

      The Board of Directors (the “Board”) has fixed the number of directors for the ensuing year at seven (7). The Nominating & Governance Committee of the Board has nominated Messrs. Ronald L. Jensen, William J. Gedwed, Glenn W. Reed, Richard T. Mockler, Mural R. Josephson, R.H. Mick Thompson and Dennis C. McCuistion for election as directors at the 2004 Annual Meeting of Stockholders. At the meeting, it is intended that such number of directors will be elected to hold office until the next Annual Meeting of Stockholders and until their respective successors are chosen and qualified. It is intended that the proxies will be voted to elect as directors the nominees listed above. All of the nominees (other than Mr. McCuistion) are currently directors of the Company. Although the Board does not anticipate that any of such nominees will be unable to serve as a director, in the event of such occurrence, the proxy holders shall have the right to vote for such substitute, if any, as the present Board may designate. The Nominating & Governance Committee of the Board has not received any recommendations from any of the Company’s stockholders in connection with the 2004 Annual Meeting. The Company has not engaged a third party search firm to help identify Board nominees.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION AS DIRECTORS OF EACH OF THE NOMINEES LISTED ABOVE

NOMINEES FOR DIRECTOR

      Set forth below is a biographical summary of the experience of each of the nominees for director:

      Ronald L. Jensen (age 73) has served as Chairman of the Board of Directors of the Company and its predecessor company since December 1983. Mr. Jensen served as President and Chief Executive Officer (“CEO”) of the Company in 1993 and 1994 and from September 1997 to January 1999. Mr. Jensen serves on the Executive and Management Operating Committees of the Board of Directors.

      William J. Gedwed (age 48) has served as a director of the Company since June 2000 and as President and Chief Executive Officer since July 1, 2003. He serves on the Executive, Nominating & Governance, Investment and Management Operating Committees of the Board of Directors. Mr. Gedwed served as Vice President of the Company from August 1999 until May 2000 and as Executive Vice President of the Company from May 2000 until December 31, 2000, when he resigned to become President and CEO of NMC Holdings, Inc. where he served in such capacity until May 2002. Mr. Gedwed has served as a Director of NMC Holdings, Inc. since July 2000. He also served as Chairman, President and CEO of National Motor Club of America, Inc. from January 2001 until May 2002. From May 2002 until January 2003, Mr. Gedwed served as Chairman of National Motor Club and currently serves as a Director. From July 2002 until July 2003, Mr. Gedwed served as President and CEO of Landen Bias Corporation (d/b/a Coach-Net) and served as a Director from July 2002 until March 2004. Mr. Gedwed also served as a Director and President and CEO of DirectoryNET, LLC from February 2002 until June 2003. Mr. Gedwed also currently serves as Chairman and Director of The MEGA Life and Health Insurance Company, Mid-West National Life Insurance Company of Tennessee, The Chesapeake Life Insurance Company and Fidelity First Insurance Company (subsidiaries of the Company).

      Glenn W. Reed (age 51) has served as a director of the Company since May 2001 and as Executive Vice President and General Counsel of the Company since July 1999. Mr. Reed serves on the Executive, Privacy and Management Operating Committees of the Board. Mr. Reed also serves as a director and Vice President of The MEGA Life and Health Insurance Company, Mid-West National Life Insurance Company of Tennessee, The Chesapeake Life Insurance Company and Fidelity First Insurance Company. Prior to joining the Company, Mr. Reed was a partner in the Chicago, Illinois law firm of Gardner, Carton & Douglas. He has served as a director of The Pepper Companies, Inc. (a Chicago-based general contractor) since 1990, as a director of Peoples Bancorp, Inc. (a bank holding company located in Arlington Heights, Illinois) since 1999 and as a director of Assistive Technology Group, Inc. (a provider of assistive and rehabilitative systems, medical products and supplies) since 2002.

      Richard T. Mockler (age 66) has served as a director of the Company since 1991. Mr. Mockler is a member of the Audit and Nominating & Governance Committees of the Board of Directors. Mr. Mockler retired as a partner with Ernst & Young LLP in 1989 after 27 years with the firm. Mr. Mockler has served as a member of the Board of Directors of Georgetown Rail Equipment Company since 1994 and as Treasurer since October 1996.

      Mural R. Josephson (age 55) has been a director since May 2003 and is a member of the Audit Committee of the Board. Following his retirement as Senior Vice President and Chief Financial Officer of Lumbermens Mutual Casualty Company (the lead company of Kemper Insurance Companies) in October 2002, Mr. Josephson has served as a consultant to various financial institutions. In July 1998, Mr. Josephson retired as a partner with KPMG LLP after 28 years with the firm. Mr. Josephson is a licensed Certified Public Accountant in the State of Illinois, and is a member of the American Institute of Certified Public Accountants. He has served as a director and Treasurer of Omni Youth Services (Buffalo Grove, Illinois) since October 2003 and as a director of SeaBright Insurance Company (formerly Kemper Employers Insurance Company), since February 2004.

      R.H. Mick Thompson (age 57) has been a director of the Company since November 2003. Mr. Thompson is a member of the Executive Compensation and Nominating & Governance Committees of the Board. Mr. Thompson has served as the Oklahoma Bank Commissioner since September 1, 1992. In May 2003, Mr. Thompson was elected Chairman of the Conference of State Bank Supervisors (CSBS), and currently serves on the CSBS Legislative Committee. Mr. Thompson also serves as an Advisor to the Board of Trustees of the Graduate School of Banking, University of Colorado in Boulder.

      Dennis C. McCuistion (age 61), director-nominee, is President of McCuistion & Associates, Inc. (an Irving, Texas based firm providing management consulting services to financial institutions and other businesses). Mr. McCuistion, a former bank CEO, is a prolific author on business topics and is the host and executive producer of McCuistion, a television program regularly airing on PBS affiliates since 1989. Mr. McCuistion has served as a director of Affiliated Computer Services, Inc. (a publicly held company that provides business process outsourcing and information technology outsourcing solutions to commercial and government clients) since September 2003. Mr. McCuistion has been appointed to serve as “Lead Independent Director” on the Board of Directors (see discussion below), and it is anticipated that he will be appointed to serve on the Audit, Nominating & Governance and Executive Compensation Committees of the Board.

      Certain affiliations exist between us and certain directors and nominees. See “COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION; CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.”

      Stuart D. Bilton and Thomas P. Cooper, M.D. (current directors of the Company) will not stand for reelection to the Board at the 2004 Annual Meeting. Neither Mr. Bilton nor Dr. Cooper is leaving the Board of Directors as a result of any business disagreement with the Company.

      Stuart D. Bilton (age 57) has served as a director since 1999. Mr. Bilton currently serves as Chairman of ABN AMRO Asset Management Holdings, Inc. (U.S.), where he served from February 2001 to September 2003 as President and CEO. He previously served as President and CEO of Chicago Trust Company (an institutional money manager and mutual fund sponsor) and as President and CEO of Alleghany Asset

Management, Inc. Alleghany Asset Management, Inc. and Chicago Trust Company were acquired by ABN AMRO in February 2001.

      Thomas P. Cooper, M.D. (age 60) has served as a director of the Company since May 2002. Dr. Cooper has served as CEO of Senior Psychology Services, Inc. (a company providing mental health services to patients in long-term care facilities) since 1991 and as a director since 1994. Dr. Cooper has been an Adjunct Professor at Columbia Business School since September 1999.

THE BOARD OF DIRECTORS AND COMMITTEES

General Information

      The UICI Board of Directors currently consists of eight directors and, following the 2004 Annual Meeting, will consist of seven directors. The Board has responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operations. Members of the Board are kept informed of our businesses by various reports and documents sent to them, as well as by operating and financial reports made at Board and committee meetings. Regular meetings of the Board are held each quarter, and special meetings are held as necessary. The annual organizational meeting follows immediately after the Annual Meeting of Shareholders. During the fiscal year ended December 31, 2003, the Board of Directors met twelve (12) times and took action on other occasions by unanimous consent of its members. Each member of the Board of Directors who held such position in 2003 attended at least 75% in the aggregate of all meetings of the Board and any committee on which such Board Member served.

      In April 2004, the Board of Directors considered transactions and relationships between each non-employee director and any members of his immediate family and the Company and its executive management. Based on that review, the Board of Directors has affirmatively determined that each of our directors (other than Mr. Jensen, Mr. Gedwed and Mr. Reed) meets the criteria of director independence contained in the applicable listing standards of the New York Stock Exchange and rules and regulations adopted by the Securities and Exchange Commission. In addition, following the 2004 Annual Meeting, the Audit Committee, the Executive Compensation Committee and the Nominating & Governance Committee will be composed solely of independent directors. There are no interlocking directorships and none of our independent directors receive any consulting, advisory or other non-director compensatory fees from the Company.

      We encourage but do not require our directors to attend the Annual Meeting of Stockholders. Four of the Company’s directors attended the Annual Shareholder Meeting held May 14, 2003.

Corporate Governance Matters

Code of Ethics

      The Company has adopted a Code of Business Conduct and Ethics (the “Code of Ethics), which contains general principles and policies that govern the activities of the Company and to which our directors, officers, employees and agents and others who represent us directly or indirectly must adhere. The Code of Ethics applies to all directors, officers, agents, consultants and employees, including the Chief Executive Officer and the Chief Financial Officer and any other employee with any responsibility for the preparation and filing of documents with the Securities and Exchange Commission. The Code of Ethics covers several topics, including conflicts of interest, confidentiality of information and compliance with laws and regulations. A copy of the Code of Ethics is available on the Corporate Governance page of the Company’s website at www.uici.net. The Company may post amendments to or waivers of the provisions of the Code of Ethics, if any, made with respect to any of our directors and employees on that website. Stockholders of the Company may also request a copy of the Code of Ethics by writing to UICI, c/o Corporate Secretary, 9151 Grapevine Highway, North Richland Hills, Texas 76180.

Corporate Governance Guidelines

      The Board of Directors has also adopted Corporate Governance Guidelines, which address, among other things, the Board’s policies and expectations with respect to the qualification of directors, the composition of the Board of Directors, board member selection criteria, director responsibilities and other matters. A copy of the Corporate Governance Guidelines is available on the Corporate Governance page of the Company’s website at www.uici.net. Stockholders of the Company may also request a copy of the Corporate Governance Guidelines by writing to UICI, c/o Corporate Secretary, 9151 Grapevine Highway, North Richland Hills, Texas 76180

Lead Independent Director

      Following the 2004 Annual Meeting, the independent members of the Board of Directors intend to select Mr. McCuistion to serve as the Lead Independent Director. Among other duties, as Lead Independent Director, Mr. McCuistion will (a) preside over, coordinate and develop the agenda for executive sessions of the independent directors and sessions of the non-management directors, (b) preside at all meetings of the Board of Directors at which the Chairman of the Board is not present, (c) serve as a liaison between the Chairman of the Board and the independent directors, (iii) approve information sent to the Board of Directors, (iv) approve the meeting agenda for the Board of Directors, and (v) approve meeting schedules to assure that there is sufficient time for discussion of all items. In addition, as Lead Independent Director, Mr. McCuistion has authority to call meetings of the independent directors.

      To promote open discussion and foster better communication among the non-management directors (i.e., directors who are not officers of UICI but who do not otherwise have to qualify as “independent”), regular executive sessions are held after each quarterly Board meeting in which the non-management directors meet without management participation. Our By-laws provide that the Lead Independent Director shall serve as the “presiding director” at all meetings of non-management directors as and when required in accordance with the applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder and the applicable rules of the New York Stock Exchange. In addition, at least one executive session per year will be limited solely to independent directors. Each meeting of the independent directors is scheduled and chaired by the Lead Independent Director.

Shareholder Communications with the Board of Directors

      The Board of Directors has adopted a written policy with respect to shareholder communications to the Board of Directors. Shareholders may communicate directly with the UICI Board of Directors, including the Chairman of the Audit Committee, Chairman of the Nominating & Governance Committee and/or the non-management directors individually or as a group. All communications should be directed to our Corporate Secretary, c/o UICI, 9151 Grapevine Highway, North Richland Hills, TX 76180 and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors as a group, or, as appropriate, for the Chairman of the Audit Committee, the Chairman of the Nominating & Governance Committee and/or for the non-management directors. c/o the Lead Independent Director. Each communication intended for the Board of Directors, Chairman of the Audit Committee, Chairman of the Nominating & Governance Committee and/or the Lead Independent Director will be promptly forwarded to the specified party following its clearance through normal security procedures. If addressed to a specified individual director, the communication will not be opened but will rather be forwarded unopened to the intended recipient. If the communication is directed to all members or all non-management members of the Board, the Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

      In addition, we maintain contact information, both telephone and email, on our website (www.uici.net) under the heading “Info Request — Contact Us.” By following the contact information link, a shareholder will be provided access to our telephone number and mailing address as well as a link for providing email correspondence to UICI’s Investor Relations Department. Communications sent to Investor Relations and specifically marked as a communication for the Board will be forwarded to the Board or specific members of the Board as directed in the shareholder communication.

Committees of the Board

      Various committees of the Board of Directors have been established to assist the Board in the discharge of its responsibilities. The functions and composition of the Board committees are described below:

Audit Committee

      The Audit Committee (of which Mural R. Josephson (Chairman), Richard T. Mockler, Thomas P. Cooper and Stuart D. Bilton currently serve as members and of which, following the 2004 Annual Meeting, Mural R. Josephson (Chairman), Richard T. Mockler, Dennis McCuistion and R.H. Mick Thompson will serve as members) assists the Board of Directors in fulfilling its oversight responsibilities by assessing the processes related to the Company’s risks and control environment, overseeing the integrity of the Company’s financial statements and financial reporting and compliance with legal and regulatory requirements and evaluating the Company’s audit processes. The Audit Committee confers with the Company’s independent auditors and internal auditors regarding audit procedures, including proposed scope of examination, audit results and related management letters. The Audit Committee reviews the services performed by the independent auditors in connection with determining their independence, reviews the reports of the independent auditors and internal auditors, and reviews recommendations about internal controls. The Committee selects and appoints the Company’s independent auditors and approves any significant non-audit relationship with the independent auditors. The Audit Committee held ten (10) meetings during 2003.

      The Audit Committee’s Report appears elsewhere in this proxy statement. The Audit Committee operates under a written charter adopted by the Board of Directors. The charter is attached hereto as Appendix A and also is available for review on the Company’s website (www.uici.net). The Committee reviews and assesses the adequacy of its charter on an annual basis. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Board of Directors has determined that Mr. Josephson, who is independent of management of the Company, is an “audit committee financial expert”, as that term is used in Item 401(h) of Regulation S-K promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) and as defined by the applicable listing standards of the New York Stock Exchange. In addition, each of the members of the Audit Committee meets the current independence requirements as set forth in the applicable listing standards of the New York Stock Exchange and provisions of the Sarbanes-Oxley Act of 2002.

      The Audit Committee has adopted procedures governing the receipt, retention and handling of concerns regarding accounting, internal accounting controls or auditing matters that are reported by employees, shareholders and other persons. Employees may report such concerns confidentially and anonymously by utilizing a toll free hot line number [(877) 778-5463] or by accessing Report-It [www.reportit.net], a third party reporting service. All others may direct such concerns in writing to the Board of Directors, Audit Committee and/or the non-management directors c/o our Corporate Secretary, UICI, 9151 Grapevine Highway, North Richland Hills, TX 76180 as described above under the caption “Shareholder Communications with the Board of Directors.”

Executive Committee

      The Executive Committee (of which Ronald L. Jensen (Chairman), William J. Gedwed and Glenn W. Reed serve as members) has the authority of the full Board of Directors in the management and affairs of the Company, except that the Committee may not effect certain fundamental corporate actions, such as (a) declaring a dividend, (b) amending the Certificate of Incorporation or By-Laws, (c) adopting an agreement of merger or consolidation, or (d) imposing a lien on substantially all of the assets of the Company. In practice, the Executive Committee meets infrequently and does not act except on matters that are not sufficiently important to require action by the full Board of Directors. During 2003 the Executive Committee did not meet, but the Committee took action on selected occasions by unanimous consent of its members.

Investment Committee

      The Investment Committee (of which Ronald L. Jensen (Chairman), William J. Gedwed and Thomas P. Cooper currently serve as members and of which, following the 2004 Annual Meeting, Ronald L. Jensen (Chairman), William J. Gedwed and Glenn W. Reed will serve as members) coordinates with the Investment/ Finance Committees of the Company’s insurance subsidiaries in supervising and implementing the investments of the funds of the Company and its insurance subsidiaries. The Investment Committee held one meeting during 2003.

Nominating & Governance Committee

      The Nominating & Governance Committee (of which Richard T. Mockler (Chairman), William J. Gedwed and R.H. Mick Thompson currently serve as members and of which, following the 2004 Annual Meeting, Richard T. Mockler, Dennis C. McCuistion and R.H. Mick Thompson will serve as members) identifies individuals qualified to become Board members consistent with criteria approved by the Board and recommends that the Board select the director nominees to be voted on at the next annual meeting of shareholders. The Committee also makes recommendations concerning the structure, size and membership of the various committees of the Board of Directors. The Nominating & Governance Committee develops and recommends to the Board the Corporate Governance Guidelines applicable to the Company, oversees the evaluation of the Board and management, and reviews the succession plan of the Chief Executive Officer and other key officer positions.

      The Nominating & Governance Committee seeks to identify prospective directors for nomination to the Board that combine diverse business experience, skill and intellect in order to better enable the Company to pursue its strategic objectives. The Committee has not reduced the qualifications for service on the Company’s Board to a checklist of specific standards or specific, minimum qualifications, skills or qualities. Rather, the Company seeks, consistent with the vacancies existing on the Company’s Board that may exist at any particular time, to select individuals who exhibit core traits of judgment, skill, integrity, experience with businesses and other organizations of comparable size and the ability to work well with complex organizations. In assessing Board candidates, the Nominating & Governance Committee seeks individuals with specific expertise with respect to the industry in which the Company conducts its business, the ability to evaluate the impact of technology on the Company, an understanding of and appreciation for the Company’s corporate culture, and skill in communicating effectively with other Board members and senior management. In addition, the Company intends to periodically conduct a self-evaluation and a review of individual Board members in order to help the Company continue to formulate a governance strategy that complements the Company’s business and its strategic vision.

      The Nominating & Governance Committee’s process for identifying and evaluating nominees for directors includes recommendations by stockholders, non-management directors and executive officers, a review and background check of specific candidates, an assessment of the candidate’s independence and interviews of director candidates by members of the Nominating & Governance Committee.

      In carrying out its responsibilities to nominate directors, the Nominating & Governance Committee will consider candidates recommended by the Board of Directors and by shareholders of the Company. All suggestions by shareholders for nominees for director for 2005 must be made in writing and received by the Secretary of the Company, 9151 Grapevine Highway, North Richland Hills, Texas 76180 not later than December 10, 2004 (see “Deadline for Submission of Stockholder Proposals and Nominations for Director”). The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Director Nominee Recommendation”. The letter must identify the author as a shareholder and provide a brief summary of the candidate’s qualifications, as well as contact information for both the candidate and the shareholder. At a minimum, candidates for election to the Board must meet the independence requirements of the applicable listing standards of the New York Stock Exchange and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Candidates should also have relevant business and financial experience, and must be able to read and understand fundamental financial statements. The Committee has not historically received director candidate recommendations from the Company’s shareholders but will consider all relevant qualifications as well as the needs of the Company in terms of compliance with the listing standards of the New York Stock Exchange and Securities and Exchange Commission rules. In evaluating a nominee recommended by a stockholder, the Nominating & Governance Committee’s evaluation of a nominee would consider the factors described above.

      Mr. Thompson (who was elected to the Board following the 2003 Annual Meeting) and Mr. McCuistion (director-nominee) are being nominated for election by the stockholders for the first time at the 2004 Annual Meeting. Both individuals were first introduced to the Nominating & Governance Committee by a non-management director.

      The Nominating & Governance Committee operates under a written charter adopted by the Board of Directors, which is available for review on the Company’s website (www.uici.net). In addition, following the 2004 Annual Meeting each of the members of the Committee will meet the independence requirements as set forth in the applicable listing standards of the New York Stock Exchange and provisions of the Sarbanes-Oxley Act of 2002. During 2003 the Nominating & Governance Committee held two meetings and took action on selected occasions by unanimous written consent of its members.

Executive Compensation Committee

      The Executive Compensation Committee (of which R.H. Mick Thompson (Chairman), Stuart D. Bilton, and Thomas P. Cooper, M.D. currently serve as members and of which, following the 2004 Annual Meeting R.H. Mick Thompson (Chairman), Dennis C. McCuistion and Mural R. Josephson will serve as members) administers the Company’s compensation programs and remuneration arrangements for its highest-paid executives. The Executive Compensation Committee operates under a written charter adopted by the Board of Directors, which is available for review on the Company’s website (www.uici.net). In addition, each of the members of the Committee meets the current independence requirements as set forth in the applicable listing standards of the New York Stock Exchange and provisions of the Sarbanes-Oxley Act of 2002. The Committee reviews and approves corporate goals and objectives relative to CEO compensation, evaluates the CEO’s performance in light of those goals and objectives and sets the CEO’s compensation level based on this evaluation. The Committee also makes recommendations to the Board with respect to incentive-compensation plans and equity-based plans, and evaluates, from time to time, the compensation to be paid to directors for their service on the Board or any committee thereof.

      The Committee held two meetings during 2003.

      The Executive Compensation Committee’s Report on Executive Compensation appears elsewhere in this proxy statement.

Privacy Committee

      The Privacy Committee (of which Glenn W. Reed (Chairman) and William J. Gedwed serve as members) oversees implementation and administration of the privacy, security, transaction codes set and other requirements imposed under the federal Gramm-Leach-Bliley Act and Health Insurance Portability and Accountability Act. The Privacy Committee did not meet during 2003.

COMPENSATION OF DIRECTORS

      UICI does not compensate directors who are also officers of the Company for their service as directors. The following chart reflects the compensation for the non-employee directors of the Company effective May 1, 2003 and as modified by the Executive Compensation Committee to be effective May 1, 2004:

	Current-	To be effective
Feature	Effective May 1, 2003	May 1, 2004

Annual Retainer	$7,500	$10,000
Per Quarterly Meeting Attendance Fee	$6,000	$6,000
Audit Committee Chairman:
Annual Retainer:	$4,000	$10,000
Per Meeting Attendance Fee:	$500	$500
Lead Independent Director:
Quarterly Retainer:	None	$15,000
Chairman of Nominating and Governance Committee and Chairman of Executive Compensation Committee:
Annual Retainer:	None	$4,000
Per Meeting Attendance Fee:	None	$500
Annual Retainer for Other Non- Employee Members of Audit Committee, Compensation Committee and the Privacy Committee:	$3,000	$3,000
Stock in Lieu of Cash Feature	For fees otherwise payable in cash, outside directors may elect to receive UICI stock, in whole or in part, in lieu of cash, at a 15% discount to the market price. Each director electing to receive stock in lieu of cash will receive an option to purchase one share of UICI stock for each share of UICI purchased pursuant to stock-in-lieu-of-cash feature.	Directors may elect to receive an equivalent value of UICI stock in lieu of cash for fees otherwise payable in cash. Each director electing to receive stock in lieu of cash will receive an option to purchase one share of UICI stock for each share of UICI purchased pursuant to stock-in-lieu-of-cash feature.
Stock Purchase Feature	Each outside director may purchase up to $60,000 of UICI stock at a 15% discount to the market price and will receive an option to purchase one share of UICI for every two shares so purchased.	Terminated

      During 2003, all non-employee directors elected to receive 100% of their director compensation in stock (except Messrs. Mockler and Thompson, who elected to receive such director compensation in cash). During 2003, no director elected to purchase UICI stock pursuant to the stock purchase feature of the director compensation program.

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Company’s compensation objectives include attracting and retaining the best possible executive talent, motivating executive officers to achieve the Company’s performance objectives, rewarding individual performance and contributions, and linking to the extent possible executive and stockholder interests through equity-based (stock option and restricted stock) plans. The Company’s executive compensation consists of four key components: annual base salary, annual cash incentive bonus compensation, stock option grants and restricted stock grants. Each component of compensation is designed to complement the other components and, when considered together, to meet the Company’s overall compensation objectives.

      Historically, the Executive Compensation Committee of the Board of Directors (the “Committee”) has approved base compensation for senior executives (including Mr. Gedwed) based on reference to base salaries of comparable executive positions at a peer group of comparably sized insurance and insurance holding companies. Mr. Gedwed’s base compensation is intended to be comparable with the 50th percentile of salaries within such peer group. Consistent with past practice, in December 2002 and January 2003 the Committee reviewed and approved base compensation to be paid to executives in 2003. In establishing base compensation for 2003 to officers other than the President and CEO, the Committee considered the recommendations of Gregory Mutz (who served as President and CEO until June 2003) and approved, subject to any modifications it deemed appropriate, base compensation to be paid to such executive officers.

      Commencing in 2001, the Company established and implemented a more structured incentive compensation plan, pursuant to which the Company set a maximum bonus potential for each executive as a percentage of base compensation and established quantitative and qualitative bonus criteria. For 2003, the quantitative performance goals included, among other things, UICI consolidated financial results, business unit profitability and attainment of specific revenue (annualized premium volume) goals. Throughout the year, each executive’s progress toward meeting his or her incentive compensation goals was measured and monitored, and final determination of incentive compensation awards was made in January 2003 in light of anticipated year end results. At a meeting held on January 23, 2004, the Committee (then composed of Patrick J. McLaughlin1 (Chairman), Stuart D. Bilton, Thomas P. Cooper and Mural R. Josephson) reviewed and approved incentive bonus compensation in accordance with the plan for all Named Executive Officers below and approximately ten other officers and key employees of the Company.

      The Company’s executive officers are also entitled to participate in the Company’s 1987 Amended and Restated Stock Option Plan. Under the 1987 Plan, nonqualified options to purchase Common Stock of the Company may be granted at exercise prices not less than the fair market value of the Common Stock at the date of grant. Options granted under the 1987 Plan become exercisable generally in annual cumulative installments of 20% of the number of options granted over a five-year period, or sooner at the discretion of the Executive Compensation Committee. With respect to 2003 performance, the Committee determined not to award options to acquire UICI shares, but rather to pay the incentive bonus compensation solely in cash.

      Section 162(m) of the U.S. Internal Revenue Code limits the deductibility of compensation in excess of $1.0 million paid to the Company’s Chairman, chief executive officer and president or to any of the Company’s four highest-paid other executive officers unless certain specific and detailed criteria are satisfied. The Committee considers the anticipated tax treatment to the Company and its executive officers in its review and establishment of compensation programs and payments, but has determined that it will not necessarily seek to limit compensation to that amount otherwise deductible under Section 162(m).

      To provide an additional equity-based vehicle to incentivize officers and other key employees, in February 2000 and January 2001, the Board of Directors of the Company approved and adopted the UICI 2000 Restricted Stock Plan and 2001 Restricted Stock Plan, respectively, pursuant to which the Company may

[1]	Mr. McLaughlin resigned as a Director and member of the Executive Compensation Committee effective January 27, 2004. Mr. McLaughlin did not leave the Board of Directors as a result of any business disagreement with the Company.

from time to time and subject to the terms thereof make awards of restricted shares of the Company’s Common Stock to eligible participants in the Plan. The shareholders of UICI approved the UICI 2000 Restricted Stock Plan and 2001 Restricted Stock Plan on May 16, 2001. Shares of Common Stock granted to eligible participants generally vest on the second anniversary of the date of grant and are otherwise forfeitable if the participant ceases to provide material services to the Company as an employee, independent contractor, consultant, advisor, director or otherwise for any reason other than death prior to vesting. Shares of restricted stock also vest upon a Change of Control (as defined) or upon the death of the participant. With respect to 2003 performance, in January 2004, the Committee determined not to award restricted stock to any eligible participant, but rather to pay incentive bonus compensation solely in cash.

Executive Compensation Committee

R.H. Mick Thompson, Chairman
Stuart D. Bilton
Thomas P. Cooper, M.D.

SUMMARY COMPENSATION TABLE

      The following table summarizes all compensation for services to us and our subsidiaries for the fiscal years ended December 31, 2003, 2002 and 2001, earned by or awarded or paid to the persons who were the Chairman of the Board, the chief executive officer, and the four other most highly compensated executive officers of the Company serving as such at December 31, 2003 (the “Named Executive Officers”).

						LONG-TERM
						COMPENSATION
		ANNUAL COMPENSATION				AWARDS

					OTHER	RESTRICTED	SECURITIES	ALL
					ANNUAL	STOCK	UNDERLYING	OTHER
					COMPENSATION	AWARDS	OPTIONS	COMPENSATION
NAME AND PRINCIPAL POSITION	YEAR	SALARY($)	BONUS($)(a)		($)(b)	($)(c)	(#)(d)	($)(e)

Ronald L. Jensen	2003	1	—		—	—	—	—
Chairman of the	2002	1	—		—	—	—	—
Board	2001	1	—		—	—	—	—
Gregory T. Mutz	2003	510,000	—		—	—	—	48,411 (g)
CEO and Director(f)	2002	500,000	997,000		—	34,500	—	42,683
	2001	500,000	—	(h)	—	—	150,000 (i)	27,123
William J. Gedwed	2003	202,692	250,000		—	—	—	8,636
CEO and Director(j)	2002	—	—		—	—	— (k)	— (m)
	2001	—	—		—	—	— (l)	— (n)
Glenn W. Reed	2003	400,000	300,000		—	—	—	22,074
Executive Vice	2002	390,000	200,000		—	232,875	17,000	53,213
President & General	2001	390,000	175,000		—	—	20,000	35,385
Counsel
Phillip J. Myhra	2003	325,000	520,000		—	—	—	20,519
Executive Vice President —	2002	275,000	300,000		—	126,500	45,000	32,781
Insurance Group	2001	225,000	210,000		—	—	20,000	47,232
James N. Plato	2003	287,439	250,000		181,417	—	—	12,000
President — Life Insurance	2002	267,323	358,150		102,330	—	10,000	20,545
Division(o)	2001	120,595	107,100		—	45,050	20,000	77,695
Mark D. Hauptman	2003	200,000	150,000		—	—	—	12,402
Vice President, Chief	2002	175,769	110,000		—	43,068	—	11,789
Financial Officer & Chief	2001	156,981	40,000		—	19,875	—	10,550
Accounting Officer

(a)	Reflects cash bonuses accrued for the year presented.

(b)	With respect to 2003, Mr. Plato received an aggregate of $181,417 for reimbursement of certain housing expenses (consisting of reimbursement for interest on mortgage loans in the amount of $39,900 and closing costs in the amount of $141,517). With respect to 2002, Mr. Plato received an aggregate of $102,330 for reimbursement of certain housing expenses (consisting of reimbursement for interest on mortgage loans in the amount of $59,137, real estate taxes in the amount of $23,448, an employment tax gross up in the amount of $19,745). No other Named Executive Officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the Named Executive Officer.

(c)	With respect to 2002, reflects market value of restricted stock granted February 12, 2003. With respect to 2001, reflects market value of restricted stock granted on June 11, 2001 (February 6, 2002 with respect to Mr. Hauptman). The number of shares awarded for 2002 and 2001 was as follows: Mr. Mutz, 3,000 shares and -0- shares; Mr. Reed, 20,250 shares and - 0- shares; Mr. Myhra, 11,000 shares and -0- shares; Mr. Plato, -0- shares and 5,000 shares; and Mr. Hauptman, 3,745 shares and 1,500 shares. Dividends are paid, if any, to holders with respect to restricted stock at the same rate paid to all stockholders. Shares of restricted stock granted to all executives (other than Mr. Plato) vest on the second anniversary of the date of grant. Shares of restricted stock granted to Mr. Plato vest in 20% increments over five years. At December 31, 2003, the number of unvested shares and market value of all restricted stock then held by Messrs. Gedwed, Mutz, Reed, Myhra, Plato, and Hauptman was -0- and $0; 3,000 shares and $39,840; 20,250 shares and $268,920; 11,000 shares and $146,080; 3,000 shares and $39,840; 5,245 shares and $69,654, respectively.

(d)	With respect to 2002, includes options granted on February 12, 2003. With respect to 2001, includes options granted on December 8, 2001, June 11, 2001 and February 4, 2002.

(e)	Amounts for 2003 include Company contributions to its Employee Stock Ownership and Saving Plan of $12,000 for the benefit of Messrs. Mutz, Reed, Myhra, Plato, and Hauptman and $8,636 for the benefit of Mr. Gedwed.

Amounts for 2003 include reimbursement of housing expenses of $2,916, $9,672, $8,117 for Messrs. Mutz, Reed and Myhra, respectively. Amounts for Mr. Mutz in 2003 include $14,517 for reimbursement for tax preparation fees, $9,315 reimbursement of legal fees and $9,262 employment tax gross up on the tax preparation fees. Amounts for 2002 include Company contributions to its Employee Stock Ownership and Savings Plan of $12,000 for the benefit of Messrs. Mutz, Myhra and Plato and $11,500 for the benefit of Messrs. Reed and Hauptman. Amounts for 2002 for Mr. Mutz, Mr. Reed, Mr. Myhra and Mr. Plato include reimbursement of housing expenses of $17,785, $41,424, $20,493, and $8,545, respectively. Amounts for Mr. Mutz in 2002 include reimbursement of tax preparation fees of $12,609. Amounts for 2001 include Company contributions to its Employee Stock Ownership and Savings Plan of $10,200 for the benefit of Messrs. Mutz, Reed, Myhra, Hauptman and $6,872 for the benefit of Mr. Plato. Also includes in 2001 contributions to the Company’s Medical Savings Account Health Insurance Plan for the benefit of Messrs. Mutz, Reed, and Myhra in the amount of $2,000, $2,000, and $1,000, respectively. Amounts for Messrs. Mutz, Reed, Myhra and Plato in 2001 also include reimbursement of housing expenses in the amount of $14,778, $23,040, $35,887 and $15,751, respectively. Amounts for Mr. Plato in 2001 include reimbursement of interest on mortgage loans in the amount of $55,072.

(f)	Mr. Mutz resigned as CEO on June 30, 2003 but remained a Director until December 31, 2003. In February 2004, the Company and Mr. Mutz entered into a agreement, pursuant to which Mr. Mutz agreed to resign from the Board and the Company agreed to pay to Mr. Mutz the amount of $510,000, payable in equal monthly installments of $42,500 over the twelve-month period ending December 31, 2004 See “COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION; CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.”

(g)	Does not include income realized by Mr. Mutz upon cancellation of a split-dollar life insurance arrangement in December 2002 in the amount of $191,327.

(h)	In lieu of a cash bonus for 2001 performance in the amount of $200,000, Mr. Mutz was awarded immediately exercisable options to purchase 100,000 shares of UICI Common Stock at an exercise price of $11.40 per share.

(i)	Includes immediately exercisable options to purchase 100,000 shares of UICI Common Stock at an exercise price of $11.40 per share, which were granted to Mr. Mutz in lieu of a cash bonus for 2001 performance.

(j)	Mr. Gedwed has served as a director of the Company since June 2000, and as President and Chief Executive Officer since July 1, 2003.

(k)	Does not include stock options Mr. Gedwed received in his capacity as director as follows: 448 shares on May 17, 2001, 154 shares on August 3, 2001, and 150 shares on November 2, 2001.

(l)	Does not include stock options Mr. Gedwed received in his capacity as director as follows: 164 shares on February 8, 2002 and 114 shares on May 3, 2002.

(m)	Does not include income Mr. Gedwed received in 2001 in his capacity as a consultant of the Company in the amount of $120,000.

(n)	Does not include income Mr. Gedwed received in 2002 in his capacity as a consultant of the Company in the amount of $120,000.

(o)	Mr. Plato commenced employment with the Company on June 11, 2001.

AGGREGATE STOCK OPTION EXERCISES

IN 2003 AND YEAR-END VALUES

      The following table summarizes for each of the named executive officers the total number of unexercised stock options held at December 31, 2003, and the aggregate dollar value of in-the-money, unexercised stock options held at December 31, 2003.

					VALUE OF
			NUMBER OF		UNEXERCISED IN-THE-
			UNEXERCISED STOCK		MONEY STOCK
			OPTIONS AT YEAR		OPTIONS AT YEAR
			END(#)		END($)(a)
	SHARES
	ACQUIRED
	ON	VALUE
NAME	EXERCISE(#)	REALIZED($)	EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE

Ronald L. Jensen	—	—	—	—	—	—
Gregory T. Mutz(b)	90,537	451,081	246,000	154,000	1,064,130	881,620
William J. Gedwed	6,640	2,635	37,284	22,396	200,216	134,118
Glenn W. Reed	—	—	34,300	43,700	144,813	139,335
Mark D. Hauptman	3,800	2,041	3,200	13,800	11,746	28,764
Phillip J. Myhra	—	—	20,800	67,200	101,599	172,604
James N. Plato	—	—	6,000	24,000	17,140	43,660

(a)	The closing stock price per share at December 31, 2003 was $13.28.

(b)	As of March 29, 2004, Mr. Mutz had exercised 246,000 stock options in 2004. The 154,000 stock options that were unexercisable at December 31, 2003 were subsequently forfeited by Mr. Mutz.

      During 2003 the Company did not adjust or amend the exercise price of stock options previously awarded to any of the Named Executive Officers, whether through amendment, cancellation or replacement grants or any other means.

COMPARISON OF TOTAL SHAREHOLDER RETURN

      The following graph compares the cumulative total stockholder return on UICI Common Stock for the last five years with the cumulative return for the same period of the S&P 600 Small Cap Market Index and the S&P Insurance Index. The graph assumes the investment of $100 at the beginning of the period in the Company’s Common Stock.

	1998	1999	2000	2001	2002	2003

UICI	100	43	24	55	63	54
S&P 600 Small Cap Market Index	100	112	124	131	111	152
S&P Insurance Index	100	74	109	85	80	106

EMPLOYEE STOCK OWNERSHIP AND SAVINGS PLAN

      The Company maintains for the benefit of its and its subsidiaries’ employees the UICI Employee Stock Ownership and Savings Plan (the “Employee Plan”). The Employee Plan through its 401(k) feature enables eligible employees to make pre-tax contributions to the Employee Plan (subject to overall salary deferral limitations) and to direct the investment of such contributions among several investment options, including UICI common stock. A second feature of the Employee Plan constitutes an employee stock ownership plan (the “ESOP”), contributions to which are invested primarily in shares of UICI common stock. The ESOP feature allows participants to receive from UICI and its subsidiaries discretionary matching contributions and to share in certain supplemental contributions made by UICI and its subsidiaries. Shares contributed to the ESOP or purchased with the Company’s contributions are allocated to the participant’s account on a monthly basis, and forfeitures are allocated to employees who are participants on the last day of the plan year based upon the ratio of each participant’s annual credited compensation (up to $40,000) to the total annual credited compensation of all participants entitled to share in such contributions for such Plan Year. Effective January 1, 2002, contributions by UICI and its subsidiaries to the Employee Plan under the ESOP feature currently vest in prescribed increments over a six-year period.

BENEFICIAL OWNERSHIP OF COMMON STOCK

      The following table sets forth the number of shares of Common Stock beneficially owned and the percentage of Common Stock so owned, as of March 29, 2004, by (a) each person known by management to own beneficially five percent or more of the Company’s Common Stock, (b) each director of the Company, each nominee for director of the Company and each Named Executive Officer and (c) all directors and executive officers as a group:

	Common Shares
	Beneficially		Percent of
Name & Address of Beneficial Owner	Owned		Common Stock

Ronald L. Jensen	7,949,722	(1)	17.09%
6500 N. Beltline Road, Suite 170
Irving, TX 75063
Comerica Bank, as Trustee(2)	3,102,579		6.67%
One Detroit Center
Detroit, MI 48275
Dimensional Fund Advisors	3,058,600		6.58%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
Onward and Upward, Inc.	2,734,483		5.88%
6500 N. Beltline Road
Irving, TX 75063
William J. Gedwed	75,489	(3)(4)	(5)
Glenn W. Reed	92,889	(3)(6)	(5)
Richard T. Mockler	22,769	(7)	(5)
Mural R. Josephson	3,146	(8)	(5)
R.H. Mick Thompson	-0-		(5)
Dennis C. McCuistion	300		(5)
Stuart D. Bilton	19,297	(12)	(5)
Thomas P. Cooper, M.D.	8,031	(13)	(5)
Phillip J. Myhra	76,067	(3)(9)	(5)
James N. Plato	24,548	(3)(10)	(5)
Mark D. Hauptman	35,931	(3)(11)	(5)
All executive officers and directors (16 individuals) as a group	8,579,814		18.44%

(1)	Includes 4,100,000 shares held by Mr. Jensen’s spouse and 8,000 shares held by Special Investment Risks, Ltd., which is owned by Mr. Jensen. Does not include shares held directly or indirectly by Mr. Jensen’s five adult children, as to which Mr. Jensen disclaims beneficial ownership. Mr. Jensen’s adult children directly hold in the aggregate approximately 5% of the outstanding Common Stock. Mr. Jensen’s adult children are also the stockholders of Onward and Upward, Inc., which holds approximately 5.88% of the outstanding Common Stock. Does not include 897,710 (1.9%) shares owned by various foundations and trusts controlled by Mr. Jensen’s adult children, as to which Mr. Jensen disclaims beneficial ownership.

(2)	Represents shares held as Trustee under the Company’s Employee Stock Ownership and Savings Plan. See “Employee Stock Ownership and Savings Plan.”

(3)	Includes shares of Common Stock held by the Trustee under the Company’s Employee Stock Ownership and Savings Plan. The shares of Common Stock held by the Trustee under the Plan that are purchased with contributions made by the Company are subject to the vesting requirements of the Plan.

(4)	Includes 47,419 shares subject to options exercisable within 60 days.

(5)	Represents less than 1% of outstanding UICI Common Stock.

(6)	Includes 44,200 shares subject to options exercisable within 60 days.

(7)	Includes 3,787 shares subject to options exercisable within 60 days.

(8)	Includes -0- shares subject to options exercisable within 60 days.

(9)	Includes 34,400 shares subject to options exercisable within 60 days.

(10)	Includes 10,000 shares subject to options exercisable within 60 days.

(11)	Includes 5,600 shares subject to options exercisable within 60 days.

(12)	Includes 4,379 shares subject to options exercisable within 60 days.

(13)	Includes 706 shares subject to options exercisable within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the securities laws of the United States, the Company’s directors, executive and certain officers, and any persons holding more than ten percent of the Company’s common stock are required to report their ownership of the Company’s common stock and any changes in that ownership to the Securities and Exchange Commission (the “Commission”) and, in the Company’s case, The New York Stock Exchange. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by these dates during 2003. Based solely upon a review of Reports on Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and written representations from the executive officers and directors that no other reports were required, the Company believes that all of such reports were filed on a timely basis by executive officers and directors during 2003.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION;

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Introduction

      Historically, the Company and its subsidiaries have engaged from time to time in transactions and joint investments with executive officers and entities controlled by executive officers, particularly Mr. Jensen (the Company’s Chairman) and entities in which Mr. Jensen and his adult children have an interest (“Jensen Affiliates”).

      Under our by-laws, any contract or other transaction between the Company and any director (or company in which a director is interested) is valid for all purposes if the interest of such director is disclosed or known and such transaction is authorized by a majority of directors not interested in the transaction. The Board of Directors has adopted a policy requiring the prospective review and approval by a majority of the “Disinterested Outside Directors” of any contract or transaction with a related party involving payments of $250,000 or more in any twelve-month period or $1.0 million over the life of the contract. For purposes of the policy, a “related-party” is a person or entity that is an “affiliate” of the Company or any entity in which any officer or director of the Company has a 5% or greater equity interest, and a “Disinterested Outside Director” is any director of UICI who is an employee of neither the Company nor any affiliate of the Company and otherwise holds no interest in any person or entity with which the Company proposes to enter into a transaction in question.

      We believe that the terms of all such transactions with all related parties, including all Jensen Affiliates, are and have been on terms no less favorable to the Company than could have been obtained in arms’ length transactions with unrelated third parties. Mr. Jensen has never voted with respect to any matter in which he or his children have or have had an interest.

Compensation Committee Interlocks and Insider Participation

      No member of our Board’s Executive Compensation Committee (of which R.H. Mick Thompson (Chairman), Stuart D. Bilton and Thomas P. Cooper, M.D. currently serve as members and of which, following the 2004 Annual Meeting, R.H. Mick Thompson (Chairman), Dennis C. McCuistion and Mural R. Josephson will serve as members) has served as one of our officers or employees at any time. None of our executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board of Directors. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Board’s Compensation Committee.

Transactions with Mr. Jensen and Jensen Affiliates

Special Investment Risks, Ltd.

      From the Company’s inception through 1996, Special Investment Risks, Ltd. (“SIR”) (formerly United Group Association, Inc. (“UGA”)) sold health insurance policies that were issued by AEGON USA and coinsured by the Company or policies issued directly by the Company. SIR is owned by Mr. Jensen. Effective January 1, 1997, the Company acquired the agency force and certain tangible assets of SIR.

      In accordance with the terms of the asset sale to the Company, SIR retained the right to receive all commissions on policies written prior to January 1, 1997, including the policies previously issued by AEGON and coinsured by the Company and the policies previously issued directly by the Company. The commissions paid to SIR on the coinsured policies issued by AEGON are based on commission rates negotiated and agreed to by AEGON and SIR at the time the policies were issued prior to 1997, and the commission rates paid on policies issued directly by the Company are commensurate with the AEGON renewal commission rates. The Company expenses its proportionate share of commissions payable to SIR on co-insured policies issued by AEGON. During 2003, SIR received insurance commissions of $559,000 on the policies previously issued by AEGON prior to January 1, 1997 and coinsured by the Company. During 2003, SIR received commissions of $2.7 million on policies issued prior to January 1, 1997 and issued directly by the Company.

      In accordance with the terms of an amendment, dated July 22, 1998, to the terms of the sale of the UGA assets to the Company, SIR was granted the right to retain 10% of net renewal commissions (computed at the UGA — Association Field Services agency level) on any new business written by the UGA agency force after January 1, 1997. In an effort to simplify the calculation of the payments to be made to Mr. Jensen and to clarify with specificity the business subject to this override arrangement, effective October 1, 2003 the Company and SIR entered into an amendment to the asset sale agreement, the principal effect of which is to change the basis of the override calculation from a multiple of renewal commissions received by UGA — Association Field Services to a multiple of commissionable renewal premium received. Based on management’s projections of future business, the Company estimates that the absolute amount of future override commission to be paid to SIR pursuant to the amendment will not vary in any material respect from that expected to be paid in accordance with the prior arrangement. During the year ended December 31, 2003, the Company paid to SIR the amount of $3.7 million pursuant to this arrangement.

      In October 2003, Mr. Jensen (through SIR) paid to the Company $303,000 to fund an obligation owing to an agent stock accumulation plan established for the benefit of UGA agents and field service representatives. Mr. Jensen incurred this obligation prior to the Company’s purchase of the UGA agency in 1997.

Richland State Bank

      Richland State Bank (“RSB”) is a state-chartered bank in which Mr. Jensen holds a 100% equity interest. In accordance with the terms of a loan origination agreement with Academic Management Services Corp. (“AMS”), RSB historically provided to AMS certain loan origination and underwriting services with respect to an AMS student loan program for students in post-secondary education (primarily graduate health curricula). In accordance with the origination agreement, RSB originated the student loans and resold such loans to AMS at par plus an origination fee of 31 basis points (0.31%). In addition, the agreement provided that AMS was required to prefund all loans originated by RSB by depositing on account at RSB cash sufficient to fund the loans. During 2003, RSB originated $26.3 million aggregate principal amount of student loans for AMS, for which RSB received $82,000 in origination fees.

      Following announcement of collateral deficiencies at AMS in July 2003, AMS terminated the uninsured alternative student loan program for which RSB acts as originator. However, loans and loan commitments in process prior to July 16, 2003 have been and will continue to be funded. In an effort to free up cash to be used for operations at AMS, on September 25, 2003, AMS and RSB entered into an amendment to the loan origination agreement, pursuant to which RSB agreed to release to AMS restricted cash on deposit (approximately $2.0 million) and hold the student loans until December 31, 2003 (in the case of fully funded loans) and May 20, 2004 (in the case of second disbursements).

      All obligations of AMS under the loan origination agreement with RSB, as amended by the agreement dated September 25, 2003, were guaranteed by UICI. On November 18, 2003, UICI sold all of its equity interest in AMS to an unaffiliated third party and, in connection with such sale, the purchaser agreed to indemnify and hold UICI harmless from any future liability associated with UICI’s guaranty.

      RSB also has provided student loan origination services for the Company’s former College Fund Life Insurance Division of MEGA and Mid-West. Pursuant to a Loan Origination and Purchase Agreement, dated June 12, 1999, as amended, RSB has originated student loans and resold such loans to UICI Funding Corp. 2 (“Funding”) (a wholly owned subsidiary of UICI) at par (plus accrued interest). During 2003, RSB originated $15.7 million aggregate principal amount plus accrued interest of student loans for the College Fund Life Division. In addition, during 2003, RSB collected on behalf of, and paid to, Funding $1.4 million in guarantee fees paid by student borrowers in connection with the origination of student loans.

      In June 1999, RSB entered into a service agreement with the Company’s former College Fund Life Division, pursuant to which College Fund Life Division provides underwriting services to permit RSB to approve prospective student loans. During 2003, RSB collected on behalf of and collectively paid to College Fund Life Division the amount of $390,000, representing origination fees paid by student borrowers in connection with the origination of student loans.

      During 2003, Funding received from RSB interest income in the amount of $3,000 on money market reserve accounts maintained at RSB by the Company.

Specialized Association Services, Inc.

      Pursuant to an agreement entered into in July 1998 and terminated effective December 31, 2002 (the “July 1998 Agreement”), Specialized Association Services, Inc. (“SAS”) (which is controlled by Mr. Jensen’s adult children) paid UICI Marketing for certain benefits provided to association members. UICI Marketing, in turn, purchased such benefits from third parties (including National Motor Club of America, which is controlled by the Jensen family). During 2002 and 2001, SAS paid to UICI Marketing $14.4 million and $15.0 million, respectively, pursuant to the terms of the July 1998 Agreement. At December 31, 2002, SAS owed to UICI Marketing the amount of $887,000 pursuant to the July 1998 Agreement (which amount was subsequently paid). Of the amounts paid by SAS to UICI Marketing under the July 1998 Agreement for association membership benefits during 2002 and 2001, UICI Marketing in turn paid to National Motor Club of America $161,000 and $1.4 million, respectively, for association membership benefits. Included in the 2002 amount paid to UICI Marketing was $3.3 million that was in turn remitted to another non-insurance subsidiary of the Company that provides subscribers with a benefit consisting of educational materials describing the tax deductibility of health premiums and costs.

      Upon termination of the July 1998 Agreement effective December 31, 2002, SAS and Benefit Administration for the Self-Employed, LLC (“BASE 105”) (an 80% owned subsidiary of the Company) entered into a new agreement effective January 1, 2003 (the “January 2003 Agreement”), which January 2003 Agreement automatically renews each year unless notice of termination is given to either party on or before October 1 of such year. The January 2003 Agreement has been renewed for 2004. Pursuant to the

January 2003 Agreement, in 2003 SAS paid UICI Marketing (as the administrator for BASE 105) the amount of $2.8 million, which UICI Marketing in turn paid to BASE 105.

      The Impact Creative Group (“ICG”), a division of UICI Marketing, provides various printing and video services. During 2003, 2002 and 2001, SAS paid ICG $221,000, $227,000 and $-0-, respectively, for various printing and video services.

      During 2002, SAS began purchasing directly from MEGA certain ancillary benefit products (including accidental death, hospital confinement and emergency room benefits) for the benefit of the membership associations that make available to their members the Company’s health insurance products. The aggregate amount paid by SAS in 2003 to MEGA for these benefit products was $10.9 million.

      During 2003, the Company paid to SAS $24,000 for various services and reimbursement of expenses. The Company received from SAS $269,000 during 2003 for reimbursement of expenses. During 2003, SAS paid to MEGA $246,000 for leased office facilities.

NetLojix Communications, Inc.

      At December 31, 2002, Mr. Jensen and his adult children beneficially held in the aggregate approximately 59% of the issued capital stock of NetLojix Communications, Inc (“NetLojix”). As part of a going private transaction completed in June 2003, the Jensen family disposed of its entire investment interest in NetLojix.

      Until November 2002, NetLojix provided long distance voice telecommunications services to the Company and its subsidiaries, pursuant to a series of agreements originally executed in 1998 and most recently extended for a two-year period in November 2000. The Company’s most recent agreement with NetLojix expired on October 31, 2002 and was not extended upon expiration. The Company paid NetLojix $161,000 during the six months ended June 30, 2003 and $2.5 million and $2.3 million for the years 2002 and 2001, respectively, for long distance telecommunications and transition services provided under the contract that expired on October 31, 2002.

      On August 23, 2002, UICI and NetLojix entered into a one-year master services agreement, pursuant to which NetLojix provided to UICI and its subsidiaries certain technical support services. During the six months ended June 30, 2003 and year ended December 31, 2002, the Company paid to NetLojix $16,000 and $40,000, respectively, pursuant to this agreement.

Onward and Upward, Inc. and Other Entities Owned by the Jensen Adult Children

      Mr. Jensen’s five adult children hold in the aggregate 100% of the equity interest in Onward & Upward, Inc. (“OUI”), the holder of approximately 5.9% of the Company’s outstanding Common Stock.

      OUI formerly held a 21% equity interest in U.S. Managers Life Insurance Company, Ltd., a Turks and Caicos Islands domiciled insurer (“U.S. Managers”). U.S. Managers was subsequently merged into United Group Reinsurance Company, a Turks and Caicos Islands domiciled insurer, effective December 31, 2003. UICI held the remaining 79% majority interest in U.S. Managers. The shares held by OUI were subject to the terms of a Stock Agreement, dated as of January 3, 1992, as amended (the “Stock Agreement”), between UICI and OUI, pursuant to which OUI had a put, and UICI had a corresponding obligation to purchase, the minority interest in U.S. Managers at a formula price generally equal to the cost of such minority interest plus (or minus) cumulative earnings (losses) of U.S. Managers. OUI notified UICI of its intent to exercise its put and sell its 21% minority interest in U.S. Managers at the formula price calculated as of July 31, 2003, and UICI and OUI entered into a Purchase Agreement governing the terms of the exercise of the put and sale to UICI of the minority interest. In accordance with the terms of the Purchase Agreement, on August 26, 2003, UICI purchased the 21% minority interest in U.S. Managers from OUI for a purchase price of $863,000, representing the formula price at July 31, 2003.

      In 2003, the Company paid $259,000 to Small Business Ink (a division of Specialized Association Services, Inc., in which the adult children of Mr. Jensen own a 99% equity interest) for printing services.

Sun Communications, Inc. Litigation

      On May 13, 2003, the Company, Mr. Jensen and the plaintiffs reached agreement on a full and final settlement of litigation (Sun Communications, Inc. v. SunTech Processing Systems, LLC, UICI, Ronald L. Jensen, et al)concerning the distribution of the cash proceeds from the sale and liquidation of SunTech Processing Systems, LLC (“STP”) assets in February 1998 (the “Sun Litigation”).

      Effective April 2, 2002, the Company and Mr. Jensen entered into an Assignment and Release Agreement, which, among other things, transferred UICI’s financial and other rights and obligations in STP to Mr. Jensen and effectively terminated the Company’s active participation in, and limited the Company’s financial exposure associated with, the Sun Litigation. As part of the terms of the Assignment and Release Agreement, UICI granted to Mr. Jensen an irrevocable option to purchase and to receive an assignment of UICI’s membership interests, including without limitation all of UICI’s Class A Interests and Class B Interests (constituting an 80% economic interest) in STP for an exercise price of $100. Following settlement of the Sun Litigation, and pursuant to the terms of an agreement dated as of June 17, 2003, by and between UICI and Mr. Jensen, Mr. Jensen exercised his option to purchase UICI’s membership interests in STP, and UICI assigned and transferred to Mr. Jensen all of the Company’s right, title and interest in and to such STP membership interests.

Transactions with National Motor Club

      An investor group consisting of Jensen family members (including Mr. Jensen, the Company’s Chairman) and Mr. Gedwed hold a 94.7% and 5.3% equity interest, respectively, in NMC Holdings, Inc. (“NMC”), the parent company of National Motor Club of America, Inc. (“NMCA”). In July 2000, MEGA and NMCA entered into an administrative service agreement, pursuant to which MEGA agreed to issue life, accident and health insurance polices to NMCA for the benefit of NMCA members in selected states. NMCA, in turn, agreed to provide to MEGA certain administrative and record keeping services in connection with the NMCA members for whose benefit the policies have been issued. Effective January 1, 2003, MEGA and NMCA entered into a similar administrative services agreement for a term ending on December 31, 2004. During 2003, NMCA paid to MEGA the amount of $1.3 million pursuant to the agreement.

      During 2003, NMC paid the Company $236,000 for printing and various other services.

Other Transactions with Certain Members of Management

Transactions with Mr. Mutz

      Gregory T. Mutz served as President and Chief Executive Officer of the Company until July 1, 2003, after which he continued to serve as a director and Vice Chairman of the Company until his resignation from the Board of Directors effective December 31, 2003.

      AMLI Residential Properties Trust. During 2003, Mr. Mutz also served as Chairman of the Board of AMLI Residential Properties Trust, a publicly-traded real estate investment trust (“AMLI Residential”). As Chairman of the Board of AMLI Residential, Mr. Mutz received certain compensation and participated in various option and deferred compensation programs, all of which are described in the AMLI Residential proxy statement. In addition, as of December 31, 2003, AMLI had outstanding secured and unsecured loans owing from Mr. Mutz in the aggregate amount of $270,000, the proceeds of which had been used to purchase 108,891 shares of AMLI Residential beneficial interest.

      UICI Executive Stock Purchase Program. In accordance with the Company’s Executive Stock Purchase Program (the “ESPP”), in December 1998 the Company extended a loan to Mr. Mutz in the amount of $3.3 million, the proceeds of which were used to purchase 200,000 shares of Common Stock of the Company at a purchase price of $19.50 per share. The loan bore interest at the rate of 5% per annum, payable quarterly, had a six-year term, and was full recourse to Mr. Mutz. In June 1999, the Company extended an additional loan to Mr. Mutz pursuant to the ESPP in the amount of $429,000, the proceeds of which were used to purchase 20,000 shares of Company Common Stock at a purchase price of $24.45 per share. The loan bore interest at 5.37%, payable quarterly, had a six-year term, and was full recourse to Mr. Mutz.

      As part of modifications to the ESPP adopted by the Company’s Board of Directors on January 2, 2001, the Company granted to Mr. Mutz 107,104 shares of UICI common stock, discharged $1.5 million principal amount of the ESPP loan, and paid to Mr. Mutz a one-time cash bonus in the amount of $1.1 million (which was calculated to reimburse Mr. Mutz for income and other taxes payable upon receipt of the UICI stock and discharge of the portion of the ESPP loan). The terms of the ESPP loans were modified to extend the maturity date to January 1, 2007. The amount outstanding under Mr. Mutz’ ESPP loans at each of December 31, 2002 and 2001 was $1.3 million. The loan was paid off in full in May 2003 with a portion of the proceeds of Mr. Mutz’s sale to the Company of shares of UICI common stock. See “Sale of Shares by Mr. Mutz” below.

      Sale of Shares by Mr. Mutz. On May 6, 2003, the Company completed the purchase of 207,104 shares of UICI common stock from Mr. Mutz. The shares were purchased for a total purchase price of $2.8 million, or $13.67 per share, which was the closing price of UICI shares on the New York Stock Exchange on May 5, 2003. A portion of the proceeds from the sale was used to repay in full Mr. Mutz’s ESPP loans in the amount of $1.3 million.

      In a separate transaction, on May 8, 2003, Mr. Mutz sold 265,507 shares of UICI common stock to Mr. Jensen. All of the proceeds of such sale were used by Mr. Mutz to pay in full indebtedness owing to Mr. Jensen, which indebtedness had initially been incurred to acquire shares of UICI stock in 1998.

      Separation Agreement. Pursuant to the terms of an agreement, dated as of February 11, 2004, Mr. Mutz agreed to resign from the Board of Directors of the Company effective December 31, 2003 and the Company agreed, among other things, to pay to Mr. Mutz the amount of $510,000, payable in equal monthly installments of $42,500 over the twelve-month period ending December 31, 2004.

Other Loans to Management

      In accordance with the Company’s Executive Stock Purchase Program (the “ESPP”), during 1999 the Company extended a loan to Mr. Gedwed (who was then a Vice President of the Company and who is currently the President and Chief Executive Officer and a director of the Company) in the amount of $203,000, the proceeds of which were used to purchase Company common stock. The loan to Mr. Gedwed bears interest at 5.37% per annum. The six-year term loan requires quarterly interest payments, has a six-year term, is full recourse to the borrower and is payable in full upon the occurrence of certain events, including the termination of employment. At December 31, 2003 the amount outstanding under Mr. Gedwed’s ESPP loan was $139,000.

      On March 10, 2000, the Company extended a loan to Mr. Myhra in the amount of $25,000, pursuant to the terms of a full recourse promissory note bearing interest at the rate of 6.69% per annum. At December 31, 2003, the amount of $25,000 was outstanding under the loan.

Other Transactions

      During 2003, the Company paid investment advisory fees in the amount of $199,000 to Emerald Capital Group, Ltd., for which Mr. McLaughlin (who resigned as a director of the Company effective January 27, 2004) serves as a managing director and owner. In accordance with the terms of a Consulting Agreement dated September 14, 1999, as amended, the Company formally retained Emerald Capital Group, Ltd. to perform investment banking and insurance advisory services for an annual fee of $400,000, payable in monthly installments. During 2003, the Company paid an aggregate of $458,000 in fees and expenses to Emerald Capital Group, Ltd. for such investment banking and insurance advisory services.

      During 2003, the Company paid investment advisory fees in the amount of $440,000 to The Chicago Trust Company. Stuart D. Bilton (a director of the Company until the 2004 Annual Meeting) serves as Chairman of ABN AMRO Asset Management Holdings, Inc., which in 2001 acquired The Chicago Trust Company.

      In September 2003, the Company entered into an agreement with a former executive officer, pursuant to which the former officer resigned as an executive officer of the Company and as an officer of various UICI affiliates effective September 26, 2003. In accordance with the agreement, the Company agreed, among other things, to pay to the executive severance in the amount of $419,000, of which $109,000 was paid in a lump sum and $310,000 was payable in twelve equal monthly installments in the amount of $25,833 over the period ending on September 1, 2004.

      In accordance with the terms of the Company’s ESPP, in June 2000 Mr. Mockler (a director of the Company), purchased 2,000 shares of UICI common stock in exchange for cash in the amount of $6,000 and a promissory note in the amount of $8,000. At each of December 31, 2003 and 2002, the amount outstanding on Mr. Mockler’s note was $8,000.

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee is composed of four directors and operates under a written charter. The Audit Committee held ten meetings in 2003. The meetings facilitated communication with senior management and employees, the Company’s internal auditor and KPMG LLP, the Company’s independent auditor. The Committee held discussions with the internal and independent auditors, both with and without management present, on the results of their examinations and the overall quality of the Company’s financial reporting and internal controls.

      The Audit Committee has the sole authority to appoint or replace the independent auditor, and the Committee is responsible for the oversight of the scope of the auditor’s role and the determination of its compensation. The Committee regularly evaluates the performance and independence of the Company’s independent auditor and, in addition, has reviewed and pre approved all services provided by KPMG LLP during 2003.

      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management, however, has the primary responsibility to establish and maintain a system of internal controls over financial reporting, to plan and conduct audits and to prepare consolidated financial statements in accordance with generally accepted accounting principles. KPMG LLP, the Company’s independent auditor, is responsible for expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles and for ensuring generally acceptable auditing standards are met. The Audit Committee is responsible for monitoring and reviewing these procedures. It is not the Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not employees of the Company and are not necessarily accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the consolidated financial statements of the Company have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and on the representations of the independent auditors included in their report on the Company’s consolidated financial statements.

      In fulfilling its oversight responsibilities, the Committee has met and held discussions with management and representatives of KPMG LLP regarding the fair and complete presentation of the Company’s financial results, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee has discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. The Committee has reviewed and discussed with the Company’s management and representatives of KPMG LLP the annual audited and quarterly unaudited consolidated financial statements of the Company for the 2003 fiscal year (including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 and each of the Company’s Quarterly Reports on Form 10-Q filed during 2003).

      The Committee has also reviewed with representatives of KPMG LLP, such matters as are required to be discussed with the Committee under Statement on Auditing Standards No. 61, Communications with Audit Committees. In addition, the Committee has discussed with the independent auditors the auditors’ indepen-

dence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered the compatibility of non-audit services with the auditors’ independence. The Audit Committee has determined that the provision of non-audit services should not compromise KPMG LLP’s independence.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Committee has selected and appointed the Company’s independent auditors, subject to shareholder ratification.

Mural R. Josephson, Chairman
Richard T. Mockler
Stuart D. Bilton
Thomas P. Cooper, M.D.

INDEPENDENT AUDITORS

      In addition to retaining KPMG LLP to audit UICI’s consolidated financial statements for 2003, UICI and its affiliates retained KPMG LLP and other accounting and consulting firms to provide advisory, auditing and consulting services in 2003. The Company understands the need for KPMG LLP to maintain objectivity and independence in its audit of the Company’s consolidated financial statements. To minimize relationships that could appear to impair the objectivity of KPMG LLP, the UICI Audit Committee has restricted the non-audit services that KPMG LLP may provide to UICI primarily to tax services and merger and acquisition due diligence and audit services, and the Audit Committee has determined that UICI will obtain non-audit services from KPMG LLP only when the services offered by KPMG LLP are more effective or economical than services available from other service providers.

      The Audit Charter provides that the Committee shall approve all non-audit engagement fees and terms with the independent accountants and all other compensation to be paid to the independent accountants. The Committee has the authority to delegate pre-approvals of non-audit services to a single member of the Audit Committee, and the Chairman of the Committee has been authorized to pre-approve non-audit services up to $50,000, not to exceed an aggregate of $100,000 in any one year. Fees for non-audit services exceeding these amounts must be approved by the full Committee.

      In determining the appropriateness of a particular non-audit service to be performed by the audit firm, the Audit Committee shall consider whether the service facilitates the performance of the audit, improves the Company’s financial reporting process or is otherwise in the public interest.

      The aggregate fees billed for professional services by KPMG LLP in 2002 (from August 26, 2002) and 2003 were as follows:

Type of Fees	2003	2002

Audit Fees(a)	$1,505,000	$872,000
Audit-Related Fees	—	—
Tax Fees	358,000	2,100
All Other Fees(b)	555,000	49,000

Total	$2,418,000	$923,100

(a)	Amounts for 2003 include 2002 Audit Fees in the amount of $110,000 relating to audit cost overruns.

(b)	Amounts for 2003 include fees in the amount of $469,000 for professional services associated with assistance in the process of documenting UICI’s internal controls over processes contributing to financial reporting.

      For purposes of the table above, “audit fees” are fees that the Company paid to the accounting firm in question for the audit of the Company’s consolidated financial statements included in UICI’s Annual Report on Form 10-K and review of financial statements included in Quarterly Reports on Form 10-Q, or for services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements; “non-audit fees” are fees billed by the accounting firm for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees billed by the accounting firm to the Company for any services not included in the first three categories. All fees in each fee category were approved by the Company’s Audit Committee.

2. APPROVAL OF UGA AGENT MATCHING STOCK PLANS

      The Company sponsors a series of stock accumulation plans established for the benefit of the independent insurance agents and independent sales representatives associated with UGA-Association Field Services (“UGA”) and New United Agency, Inc. (collectively, the “UGA Agent Plans”).

      Generally, the UGA Agent Plans combine an agent-contribution feature and a Company-match feature. The agent-contribution feature generally provides that eligible participant-agents are permitted to allocate a portion (subject to prescribed limits) of their commissions or other income earned on a monthly basis to purchase shares of UICI common stock at the fair market value of such shares at the time of purchase. Under the Company-match feature of the plans, participants are eligible to have posted to their respective plan accounts book credits in the form of equivalent shares based on the number of shares of UICI common stock purchased by the participant under the agent-contribution feature of the plans. The “matching credits” vest over time (generally in prescribed increments over a ten-year period, commencing the plan year following the plan year during which contributions are first made under the agent-contribution feature), and vested matching credits in a participant’s plan account in January of each year are converted from book credits to an equivalent number of shares of UICI common stock. Matching credits forfeited by participants no longer eligible to participate in the plan are reallocated each year among eligible participants and credited to eligible participants’ plan accounts.

      The UGA Agent Plans do not constitute qualified plans under Section 401(a) of the Internal Revenue Code of 1986 or employee benefit plans under the Employee Retirement Income Security Act of 1974, and the plans are not subject to the vesting, funding, nondiscrimination and other requirements imposed on such plans by the Internal Revenue Code and ERISA.

      The Company-match components of the UGA Agent Plans — the UICI Agency Matching Total Ownership Plan I (the “AMTOP I Plan”) and the UICI Agency Matching Total Ownership Plan II (the “AMTOP II Plan”) — constitute “equity-compensation plans” under the applicable rules of the New York Stock Exchange and, accordingly, are subject to approval by the stockholders of UICI. The full texts of the AMTOP I and AMTOP II Plans (which are collectively referred to herein as the “UGA Agent Matching Stock Plans”) are attached to this proxy statement as Appendices B and C, respectively. The discussion below is a summary only of the AMTOP I and AMTOP II Plans and does not cover all aspects of the UGA Agent Matching Stock Plans and, accordingly, stockholders may wish to review Appendices B and C in their entirety.

Purpose

      The AMTOP I Plan was established by UICI, effective January 1, 1987, and amended and restated effective December 1, 2003. The AMTOP II Plan was established by UICI, effective January 1, 1996, and amended and restated effective December 1, 2003. The UGA Agent Matching Stock Plans were established to promote the mutual interests of UICI, its shareholders, and the agents contracted with participating agencies that sell insurance policies issued by or reinsured by insurance company subsidiaries of UICI and ancillary products. Through the UGA Agent Plans, UICI seeks to provide agents with a continuing incentive to sell such insurance policies and ancillary products, thereby providing UICI and its shareholders with the benefit of having agents whose performance is motivated through a closer identity of interests with UICI’s shareholders.

Participation

      Each UGA agent generally becomes eligible for participation in the AMTOP I Plan after completion of one full calendar year following the date the agent entered into a written contract with the participating agency and has fulfilled all eligibility requirements under the Company’s plan for first year agents. Agents completing the service requirements on or after December 31, 1995 are not eligible to participate in the AMTOP I Plan but may participate in the AMTOP II Plan.

      Each UGA agent generally becomes eligible for participation in the AMTOP II Plan after completion of one full calendar year following the date the agent entered into a written contract with the participating agency and has fulfilled all eligibility requirements under the Company’s plan for first year agents.

      Only independent agents and independent sales representatives associated with UGA or New United Agency, Inc. are eligible to participate in the UGA Agent Matching Stock Plans. Such persons are not employees of UICI or any of its subsidiaries and, accordingly, no officer, director or employee of UICI or any of its subsidiaries will receive or be allocated benefits under the UGA Agent Matching Stock Plans.

      At March 17, 2004, approximately 1,500 agents associated with UGA and New United Agency, Inc. were eligible to participate in the UGA Agent Matching stock Plans.

Matching Credits, Bonus Credits and Forfeiture Credits

      Under the agent-contribution feature of the UGA Agent Plans, a participant is entitled to allocate a portion of his or her commissions or compensation earned on the sale of participating agencies’ insurance products and/or ancillary products to purchase shares of UICI common stock. All shares so purchased under the agent-contribution feature are always vested. Under the provisions of the UGA Agent Matching Stock Plans, if an agent meets production requirements and makes an agent contribution in a given month, he or she is eligible for a “matching credit” for that month, which is a book credit in the form of equivalent shares equal to the number of shares purchased by the agent under the agent contribution feature of the UGA Agent Plan for that month. After the end of each year, vested matching credits are transferred from the participant’s UGA Agent Matching Stock Plan book account to the participant’s vested account in the form of actual shares of UICI common stock or cash. The administrator invests any cash transferred on a participant’s behalf from the UGA Agent Matching Stock Plan in UICI shares, which will be newly issued UICI shares, UICI shares acquired in the open market, and/or UICI shares purchased from other UGA Agent Matching Stock Plan participants, as determined by the administrator in its sole discretion.

      Participating agencies may also, in their sole discretion, award additional “bonus credits” to participants. Terminated participants’ unvested matching credits go into a forfeiture credit pool and reallocated on June 30 of each year among active participants’ UGA Agent Matching Stock Plan accounts in the form of “forfeiture credits.” Forfeiture credits are allocated to participants’ accounts pro rata based on the number of matching credits posted to UGA Agent Matching Stock Plan accounts between July 1 of the previous year and the June 30 allocation date. Unless otherwise directed by the administrator, bonus credits that have not vested when a participant’s participation in the Plan terminates do not become part of the forfeiture credit pool.

      Matching credits, bonus credits and forfeiture credits generally vest over the course of ten years, as explained further below.

Vesting of Matching Credits, Bonus Credits and Forfeiture Credits

      A portion of a participant’s previously unvested matching credits, bonus credits and forfeiture credits in his or her UGA Agent Matching Stock Plan account vest on each January 1 based on the participant’s consecutive complete years of participation in the UGA Agent Matching Stock Plan on that date. Matching credits, bonus credits and forfeiture credits granted under the AMTOP I Plan vest over a ten year period, as more specifically described in Article 5 of the AMTOP I Plan. See Appendix B attached hereto. Matching credits, bonus credits and forfeiture credits granted under the AMTOP II Plan vest over a ten year period, other than matching credits, bonus credits and forfeiture credits granted to participants who previously participated in and were 100% vested in the AMTOP I Plan (in which case such credits granted under the AMTOP II Plan vest over a five year period), all as more specifically described in Article 5 of the AMTOP II Plan. See Appendix C attached hereto.

Administration

      UICI serves as the administrator of the AMTOP I Plan and the AMTOP II Plan, and the administrator has full power and authority to control and manage the operation and administration of the UGA Agent Matching Stock Plans. Without limitation of the foregoing, the administrator reserves the right to amend or terminate the AMTOP I Plan or the AMTOP II Plan at any time and to determine and adjust, in its sole discretion and without prior notice to the participants or the participating agency, the credits payable under the UGA Agent Matching Stock Plans.

Number of Shares

      The Company has designated an aggregate of 100,000 shares of UICI common stock to be delivered to eligible participants’ accounts under the AMTOP I Plan upon vesting of previously unvested matching, bonus and forfeiture credits. The Company has designated an aggregate of 3,000,000 shares of UICI common stock to be delivered to eligible participants’ accounts under the AMTOP II Plan upon vesting of previously unvested matching, bonus and forfeiture credits. The shares of UICI common stock with respect to which awards may be made under the AMTOP I Plan and the AMTOP II Plan may be shares currently authorized but unissued and shares currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

      At February 29, 2004, an aggregate of 69,136 unvested matching, bonus and forfeiture credits had been posted to participants’ accounts under the AMTOP I Plan. Over the next three years, the Company anticipates crediting approximately 31,000 additional matching, bonus and forfeiture credits to participants’ accounts under the AMTOP I Plan. At February 29, 2004, an aggregate of 1,298,051 unvested matching, bonus and forfeiture credits had been posted to participants’ accounts under the AMTOP II Plan. Over the next three years, the Company anticipates crediting approximately 1,700,000 additional matching, bonus and forfeiture credits to participants’ accounts under the AMTOP II Plan. At February 27, 2004, the closing price per share for UICI common stock on the New York Stock Exchange was $13.64.

Amendment and Termination of UGA Agent Matching Stock Plans

      UICI in its capacity as administrator of the UGA Agent Matching Stock Plans has reserved the right to amend and/or terminate the either or both of the UGA Agent Matching Stock Plans at any time. Each of the UGA Agent Matching Stock Plans will terminate as to all participants in such plan on the first to occur of (a) the date the AMTOP I Plan or the AMTOP II Plan, as the case may be, is terminated by UICI; (b) the date that UICI is judicially declared bankrupt or insolvent; or (c) the date of the dissolution, merger, consolidation, or reorganization of UICI, or the sale of all or substantially all of UICI’s assets.

Tax Consequences to Participants and UICI

      A participant recognizes ordinary taxable income under the UGA Agent Matching Stock Plans when his or her matching credits, bonus credits and forfeiture credits vest, in an amount equal to the closing market value of a share of UICI common stock on the business day coincident with or first preceding the vesting date, multiplied by the number of matching credits, bonus credits and forfeiture credits that vest on such date. The amount of ordinary taxable income so recognized becomes the participant’s tax basis in the shares.

      UICI is entitled to a tax deduction at the time a participant’s matching credits, bonus credits and forfeiture credits vest in an amount equal to the ordinary income recognized by the participant.

Vote Required

      The affirmative vote of the holders of a majority of the total voting power present in person or by proxy and entitled to vote at the Annual Meeting will be required for approval of the UGA Agent Matching Stock Plans. Abstentions from voting on this matter are treated as votes against, while broker non-votes are treated as shares not present and entitled to vote. Proxies solicited by the Board of Directors will be voted in favor of the proposal unless a different vote is specified.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE UGA AGENT MATCHING STOCK PLANS.

3. APPROVAL OF CORNERSTONE AGENT MATCHING STOCK PLANS

      The Company sponsors a series of stock accumulation plans established for the benefit of the independent insurance agents and independent sales representatives associated with Cornerstone America (“Cornerstone”) (collectively, the “Cornerstone Agent Plans”).

      Generally, the Cornerstone Agent Plans combine an agent-contribution feature and a Company-match feature. The agent-contribution feature generally provides that eligible participant-agents are permitted to allocate a portion (subject to prescribed limits) of their commissions or other income earned on a monthly basis to purchase shares of UICI common stock at the fair market value of such shares at the time of purchase. Under the Company-match feature of the plans, participants are eligible to have posted to their respective plan accounts book credits in the form of equivalent shares based on the number of shares of UICI common stock purchased by the participant under the agent-contribution feature of the plans. The “matching credits” vest over time (generally in prescribed increments over a ten-year period, commencing the plan year following the plan year during which contributions are first made under the agent-contribution feature), and vested matching credits in a participant’s plan account in January of each year are converted from book credits to an equivalent number of shares of UICI common stock. Matching credits forfeited by participants no longer eligible to participate in the plan are reallocated each year among eligible participants and credited to eligible participants’ plan accounts.

      The Cornerstone Agent Plans do not constitute qualified plans under Section 401(a) of the Internal Revenue Code of 1986 or employee benefit plans under the Employee Retirement Income Security Act of 1974, and the plans are not subject to the vesting, funding, nondiscrimination and other requirements imposed on such plans by the Internal Revenue Code and ERISA.

      The Company-match components of the UGA Agent Plans — the UICI Matching Agency Contribution Plan I (the “MAC I Plan”) and the UICI Matching Agency Contribution Plan II (the “MAC II Plan”) — constitute “equity-compensation plans” under the applicable rules of the New York Stock Exchange, and, accordingly, are subject to approval by the shareholders of UICI. The full texts of the MAC I and MAC II Plans (which are collectively referred to herein as the “Cornerstone Agent Matching Stock Plans”) are attached to this proxy statement as Appendices D and E, respectively. The discussion below is a summary only of the MAC I and MAC II Plans and does not cover all aspects of the Cornerstone Agent Matching Stock Plans and, accordingly, stockholders may wish to review Appendices D and E in their entirety.

Purpose

      The MAC I Plan was established by UICI, effective February 1, 1991, and amended and restated effective February 1, 2004. The MAC II Plan was established by UICI, to be effective August 1, 2004. The Cornerstone Agent Matching Stock Plans were established to promote the mutual interests of UICI, its shareholders, and the agents contracted with participating agencies that sell insurance policies issued by or reinsured by insurance company subsidiaries of UICI and ancillary products. Through the Cornerstone Agent Plans, UICI seeks to provide agents with a continuing incentive to sell such insurance policies and ancillary products, thereby providing UICI and its shareholders with the benefit of having agents whose performance is motivated through a closer identity of interests with UICI’s shareholders.

Participation

      Each Cornerstone agent generally becomes eligible for participation in the MAC I Plan after completion of one full calendar year following the date the agent entered into a written contract with the participating agency. Agents who are 100% vested in the MAC I Plan (see discussion below) are no longer eligible to participate in the MAC I Plan but may participate in the MAC II Plan.

      Each Cornerstone agent generally becomes eligible for participation in the MAC II Plan after completion of one full calendar year following the date the agent entered into a written contract with the participating agency and has fulfilled all eligibility requirements under the Company’s plan for first year agents.

      Only independent agents and independent sales representatives associated with Cornerstone are eligible to participate in the Cornerstone Agent Matching Stock Plans. Such persons are not employees of UICI or any of UICI’s subsidiaries and, accordingly, no officer, director or employee of UICI or any of its subsidiaries will receive or be allocated benefits under the Cornerstone Agent Matching Stock Plans.

      At March 12, 2004, approximately 1,100 agents associated with Cornerstone were eligible to participate in the Cornerstone Agent Matching Stock Plans.

Matching Credits, Bonus Credits and Forfeiture Credits

      Under the agent-contribution feature of the Cornerstone Agent Plans, a participant is entitled to allocate a portion of his or her commissions or compensation earned on the sale of participating agencies’ insurance products and/or ancillary products to purchase shares of UICI common stock. All shares so purchased under the agent-contribution feature are always vested. Under the provisions of the Cornerstone Agent Matching Stock Plans, if an agent meets production requirements and makes an agent contribution in a given month, he or she is eligible for a “matching credit” for that month, which is a book credit in the form of equivalent shares equal to the number of shares purchased by the agent under the agent contribution feature of the Cornerstone Agent Plan for that month. After the end of each year, vested matching credits are transferred from the participant’s Cornerstone Agent Matching Stock Plan book account to the participant’s vested account in the form of actual shares of UICI common stock or cash. The administrator invests any cash transferred on a participant’s behalf from the Cornerstone Agent Matching Stock Plan in UICI shares, which will be newly issued UICI shares, UICI shares acquired in the open market, and/or UICI shares purchased from other Cornerstone Agent Matching Stock Plan participants, as determined by the administrator in its sole discretion.

      Participating agencies may also, in their sole discretion, award additional “bonus credits” to participants. Terminated participants’ unvested matching credits go into a forfeiture credit pool and reallocated on July 31 of each year among active participants’ Cornerstone Agent Matching Stock Plan accounts in the form of “forfeiture credits.” Forfeiture credits are allocated to participants’ accounts pro rata based on the number of matching credits posted to Cornerstone Agent Matching Stock Plan accounts between August 1 of the previous year and the July 31 allocation date. Unless otherwise directed by the administrator, bonus credits that have not vested when a participant’s participation in the Plan terminates do not become part of the forfeiture credit pool.

      Matching credits, bonus credits and forfeiture credits generally vest over the course of ten years, as explained further below.

Vesting of Matching Credits, Bonus Credits and Forfeiture Credits

      A portion of a participant’s previously unvested matching credits, bonus credits and forfeiture credits in his or her Cornerstone Agent Matching Stock Plan account vest on each January 31 based on the participant’s consecutive complete years of participation in the Cornerstone Agent Matching Stock Plan on that date. Matching credits, bonus credits and forfeiture credits granted under the MAC I Plan vest over a ten year period, as more specifically described in Article 5 of the MAC I Plan. See Appendix D attached hereto. Matching credits, bonus credits and forfeiture credits granted under the MAC II Plan vest over a five year period, provided that participants previously participated in and were 100% vested in the MAC I Plan, all as more specifically described in Article 5 of the MAC II Plan. See Appendix E attached hereto.

Administration

      UICI serves as the administrator of the MAC I Plan and the MAC II Plan, and the administrator has full power and authority to control and manage the operation and administration of the Cornerstone Agent Matching Stock Plans. Without limitation of the foregoing, the administrator reserves the right to amend or terminate the MAC I Plan or the MAC II Plan at any time and to determine and adjust, in its sole discretion and without prior notice to the participants or the participating agency, the credits payable under the Cornerstone Agent Matching Stock Plans.

Number of Shares

      The Company has designated an aggregate of 1,650,000 shares of UICI common stock to be delivered to eligible participants’ accounts under the MAC I Plan upon vesting of previously unvested matching, bonus and forfeiture credits. The Company has designated an aggregate of 350,000 shares of UICI common stock to be delivered to eligible participants’ accounts under the MAC II Plan upon vesting of previously unvested matching, bonus and forfeiture credits. The shares of UICI common stock with respect to which awards may be made under the MAC I Plan and the MAC II Plan may be shares currently authorized but unissued and shares currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

      At February 29, 2004, an aggregate of 809,469 unvested matching, bonus and forfeiture credits had been posted to participants’ accounts under the MAC I Plan. Over the next three years, the Company anticipates crediting approximately 840,000 additional matching, bonus and forfeiture credits to participants’ accounts under the MAC I Plan. At February 29, 2004, no matching, bonus and forfeiture credits had been posted to participants’ accounts under the MAC II Plan. Over the next three years, the Company anticipates crediting 350,000 additional matching, bonus and forfeiture credits to participants’ accounts under the MAC II Plan. At February 27, 2004, the closing price per share for UICI common stock on the New York Stock Exchange was $13.64.

Amendment and Termination of Cornerstone Agent Matching Stock Plans

      UICI in its capacity as administrator of the Cornerstone Agent Matching Stock Plans has reserved the right to amend and/or terminate the either or both of the Cornerstone Agent Matching Stock Plans at any time. Each of the Cornerstone Agent Matching Stock Plans will terminate as to all participants in such plan on the first to occur of (a) the date the MAC I Plan or the MAC II Plan, as the case may be, is terminated by UICI; (b) the date that UICI is judicially declared bankrupt or insolvent; or (c) the date of the dissolution, merger, consolidation, or reorganization of UICI, or the sale of all or substantially all of UICI’s assets.

Tax Consequences to Participants and UICI

      A participant recognizes ordinary taxable income under the Cornerstone Agent Matching Stock Plans when his or her matching credits, bonus credits and forfeiture credits vest, in an amount equal to the closing market value of a share of UICI common stock on the business day coincident with or first preceding the vesting date, multiplied by the number of matching credits, bonus credits and forfeiture credits that vest on such date. The amount of ordinary taxable income so recognized becomes the participant’s tax basis in the shares.

      UICI is entitled to a tax deduction at the time a participant’s matching credits, bonus credits and forfeiture credits vest in an amount equal to the ordinary income recognized by the participant.

Vote Required

      The affirmative vote of the holders of a majority of the total voting power present in person or by proxy and entitled to vote at the Annual Meeting will be required for approval of the Cornerstone Agent Matching Stock Plans. Abstentions from voting on this matter are treated as votes against, while broker non-votes are treated as shares not present and entitled to vote. Proxies solicited by the Board of Directors will be voted in favor of the proposal unless a different vote is specified.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE CORNERSTONE AGENT MATCHING STOCK PLANS.

Securities Authorized for Issuance under Equity Compensation Plans

      The following table sets forth certain information with respect to common stock that may be issued under UICI’s equity compensation plans as of December 31, 2003:

			Number of Securities
			Remaining Available
	Number of Securities		for Future Issuance
	to be Issued	Weighted-Average	Under Equity
	Upon Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
	Warrants and Rights	Warrants and Rights	Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders(1)	1,283,421	$10.30	2,374,890
Equity compensation plans not approved by security holders(2)(3)	2,605,963	$0.12	-0-

Total	3,889,384		2,374,890

(1)	Includes the UICI 1987 Stock Option Plan and the Company’s 2001 and 2000 Restricted Stock Plans. Under the terms of the Company’s 2001 and 2000 Restricted Stock Plans, the Company may issue an additional 132,068 shares and 44,941 shares of restricted stock, respectively.

(2)	Includes options granted under the AMLI Realty Co. employee stock option plan, which options were converted into the right to receive shares of the Company’s Common Stock in connection with the Company’s acquisition of AMLI Realty Co. in 1996. An aggregate of 25,748 shares of UICI common stock are issuable upon exercise of the options initially granted under the AMLI Realty Co. plan. The options have a weighted average exercise price of $12.43. All unexercised options under the plan expired on January 15, 2004 and no further grants of stock options will be made under this plan.

(3)	Includes 2,580,215 unvested credits under the UGA Agent Matching Stock Plans and the Cornerstone Agent Matching Stock Plans, each of which is being submitted for approval by the stockholders at the 2004 Annual Meeting. During January 2004, 699,588 of the unvested credits under the plans vested and 699,588 Company treasury shares were issued to plan participants. At December 31, 2003, the Company held 1,784,730 treasury shares to fund the Company’s obligation under the plans.

4. RATIFICATION OF APPOINTMENT OF AUDITORS

      Although Delaware law does not require that the selection by the Audit Committee of the Company’s auditors be approved each year by the shareholders, the Board of Directors believes it is appropriate to submit the Audit Committee’s selection to the shareholders for their approval and to abide by the result of the shareholders’ vote. Subject to ratification by the shareholders, the Audit Committee reappointed the firm of KPMG LLP as the Company’s independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2004. In recommending ratification by the shareholders of the appointment of KPMG LLP, the Board of Directors has satisfied itself as to that firm’s professional competence and standing.

      Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. Such representatives will also be available to respond to appropriate questions from shareholders at the meeting.

      THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

5. OTHER MATTERS

      The Board of Directors knows of no other matters that are likely to be brought before the Annual Meeting. However, if any other matters should be properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote, or otherwise act, with respect to any such matters in accordance with their best judgment. The persons appointed as proxies also will have discretion to vote on a motion to adjourn the Annual Meeting, if such a motion is submitted to a vote of the stockholders.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

AND NOMINATIONS FOR DIRECTOR
FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN MAY 2005

      In order for stockholder proposals that are submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) to be considered by the Company for inclusion in the proxy material for the Annual Meeting of Stockholders to be held in May 2005, they must be received by the Secretary of the Company by December 10, 2004.

      For proposals that stockholders intend to present at the Annual Meeting of Stockholders to be held in May 2005 outside the processes of Rule 14a-8 of the Exchange Act, unless the stockholder notifies the Secretary of the Company of such intent by March 3, 2004, the proposal will be considered untimely, and any proxy that management solicits for such Annual Meeting will confer on the holder of the proxy discretionary authority to vote on the proposal if such proposal is properly presented at the meeting.

      In order for suggestions by stockholders for nominees for director to be considered by the Nominating Committee, they must be received by the Secretary of the Company by December 10, 2004. See “Meetings and Committees of the Board of Directors — Nominating & Governance Committee.”

      All such communications to the Secretary of the Company must be in writing and must be received by the Company at its principal executive offices at 9151 Grapevine Highway, North Richland Hills, Texas 76180-5605 by the applicable date.

Incorporation by Reference

      To the extent that this Proxy Statement is incorporated by reference into any other filing by UICI under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of this Proxy Statement under the captions “Audit Committee Report” and “Executive Compensation Committee Report” and the performance graph appearing under the caption “Comparison of Total Shareholder Return” as well as the exhibits to this Proxy Statement, will not be deemed incorporated, unless and to the extent specifically provided otherwise in such filing.

By Order of the Board of Directors

Peggy G. Simpson
Secretary

Date: April 16, 2004

      THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, ALL STOCKHOLDERS ARE URGED TO PROMPTLY COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE OR TO VOTE ON THE INTERNET. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

APPENDIX A

UICI

AUDIT COMMITTEE CHARTER

I.	Purpose

      The Audit Committee of the Board of Directors of UICI (the “Company”) will assist the Board of Directors in fulfilling its oversight responsibilities by assessing the processes related to the Company’s risks and control environment, overseeing the integrity of the Company’s financial statements and financial reporting and compliance with legal and regulatory requirements and evaluating the Company’s audit processes. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.

      The Audit Committee’s primary duties and responsibilities are to:

•	Appoint the Company’s independent accountants, monitor their qualifications and independence and be responsible for their compensation.

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Company’s independent accountants and internal audit staff.

•	Provide an open avenue of communication between and among the independent accountants, financial and senior management, the internal auditing department and the Board of Directors.

II.	Composition of Audit Committee

      The Audit Committee shall consist of three or more directors as determined by the Board, each of whom shall have no relationship to the Company that may interfere with the exercise of his or her independence from management and the Company. Members of the Audit Committee shall meet the qualification standards set by the New York Stock Exchange and as set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated under the Exchange Act, and set by any other regulatory body having jurisdiction over the Company from time to time.

      Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

      The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until the next annual organizational meeting and until their successors shall be duly elected and qualified. Directors’ fees are the only compensation (which may be in the form of stock-based or other compensation if such compensation is available to all directors) that a Committee member may receive from the Company. In making such elections, the Board shall consider the recommendation of the Nominating & Governance Committee, and the views of the Chairman of the Board and the Chief Executive Officer, as appropriate. The Board shall have the power at any time to change the membership of the Audit Committee and to fill vacancies in it, subject to such new member(s) satisfying the qualification requirements referred to in this section. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. Except as expressly provided in this Charter or the by-laws of the Company or the Corporate Governance Guidelines of the Company, or as otherwise provided by law of the rules of the New York Stock Exchange, the Audit Committee shall set its own rules of procedure.

ARTICLE II.

III.	Meetings

      The Committee shall meet at least four times annually (either by meeting or teleconference), or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the internal auditors and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee should review the Company’s financial statements on a quarterly basis. Without limiting the generality of the foregoing, the Audit Committee together with management shall develop a formal calendar of activities related to those areas of responsibility prescribed in this Charter.

ARTICLE III.

IV.	Authority

      The Committee has full authority to conduct its duties and responsibilities as authorized by the Board of Directors.

      The Audit Committee shall have the sole authority to appoint, retain, compensate, evaluate and, where appropriate, terminate the independent accountants.

      The Audit Committee shall have the authority, to the extent it deems it necessary or appropriate, to retain special legal counsel, accounting or other consultants to advise the committee and carry out its duties, and to conduct or authorize investigations into any matters within its scope of responsibilities.

V.	Responsibilities and Duties

1. Update Charter

      The Audit Committee shall, no less frequently than annually, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for its consideration. The annual review and reassessment will be evidenced in the minutes of the Committee or by written affirmation and signature of the Committee membership.

2. Financial Reporting

      The Audit Committee will review and discuss with financial management and the independent accountants the Company’s annual financial statements and any reports or other financial information submitted to the Securities and Exchange Commission (the “SEC”) or the public, including any certification, report, opinion, or review rendered by the independent accountants, disclosures made in Management’s Discussion and Analysis of Financial Condition and the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, and the Audit Committee shall advise and recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K.

      The Audit Committee will discuss with management and the independent accountants the form and content of the Company’s Quarterly Reports on Form 10-Q, including disclosures made in Management’s Discussion and Analysis of Financial Condition, the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 and the results of the independent accountant’s reviews of the quarterly financial statements to the extent applicable prior to their filing and earnings press releases prior to their release. The Chair or any other designated member of the Audit Committee may represent the entire Audit Committee for purposes of this review of quarterly information.

      The Audit Committee will review and discuss with management press releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies, it being understood that the Audit Committee may review and discuss the types and contents of presentations to be made generally and not necessarily in advance of each instance in which earnings guidance is provided.

      The Audit Committee will review disclosures made by the Company’s CEO and CFO regarding compliance with their certification requirements under the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC, including with respect to the Company’s disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

      The Audit Committee will discuss with management and the independent accountants any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

      The Audit Committee will discuss with management any second opinions sought from an accounting firm other than the independent accountants, including the substance and reasons for seeking any such opinion.

3.	Internal Audit

      The Audit Committee will ensure that the Company maintains an internal audit function and that there are no unjustified restrictions or limitations on that function.

      The Audit Committee will review the internal audit function of the Company, including the competence, staffing adequacy and authority of the internal auditor, the reporting relationships among the internal auditor, financial management and the Audit Committee, the internal audit reporting obligations, the proposed internal audit plans for the coming year, and the coordination of such plans with the independent accountants. The Audit Committee will consider the independent accountants’ judgments about the quality and appropriateness of the Company’s internal auditing function, including its audit plan, responsibilities, budget and staffing.

      The Audit Committee will review all internal audit reports to management prepared by the internal auditing department and management’s response, and progress reports on the proposed internal audit plan, together with explanations for any deviations from the original plan.

      The Audit Committee will review the appointment, reassignment or dismissal of the director of internal audit.

4.	Independent Accountants

      In connection with its authority to select, evaluate and, where appropriate, replace the independent accountants, the Audit Committee will have the following responsibilities:

•	The Audit Committee shall select the independent accountants for the Company, considering their qualifications, performance, independence and effectiveness. The Audit Committee shall approve all audit engagement fees and terms, all non-audit engagement fees and terms with the independent accountants and all other compensation to be paid to the independent accountants. The Audit Committee shall consult with management concerning these decisions, but shall not delegate these responsibilities, except that pre-approvals of non-audit services may be delegated to a single member of the Audit Committee. The Audit Committee shall review and evaluate the lead partner of the independent accountants audit team, taking into account the opinions and management and the Company’s internal auditors. The Audit Committee will discharge the independent accountants when circumstances warrant.

•	The Audit Committee shall review and discuss with management and the independent accountants, as applicable (a) major issues regarding accounting principles and financial statement presentations, including and significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management or the public accountants setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements; including analyses of the effects of alternative GAAP methods on the financial statements; (c) any management letter provided by the independent accountants and the Company’s response to that letter; and (d) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

•	The Audit Committee shall (a) ensure that the independent accountant engaged by the Company submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent accountant and the Company and (b) actively engage in a dialogue with the independent accountant engaged by the Company with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountant. In addition, the Audit Committee shall obtain and review and report from the independent accountants at least annually regarding (x) the independent accountant’s internal quality-control procedures, (y) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and (z) any steps taken to deal with such issues.

•	The Audit Committee will assure that the lead partner of the independent accountants and the audit partner responsible for reviewing the audits are rotated off the Company’s account as required by the rules and regulations of the SEC.

•	The Audit Committee shall recommend to the Board policies for the Company’s hiring of employees or former employees of the independent accountants who were engaged on the Company’s account.

•	The Audit Committee shall discuss with the independent accountants any communications between the audit team and the national office respecting auditing or accounting issues presented by the engagement.

•	The Audit Committee shall discuss with management and the independent accountants any accounting adjustments that were noted or proposed by the independent accountants but were passed (as immaterial or otherwise).

•	The Audit Committee shall review any reports made by the independent accountants mandated by Section 10A of the Exchange Act, and obtain from the independent accountants any information with respect to illegal acts in accordance with Section 10A.

5.	Internal Controls

•	The Audit Committee, no less frequently than annually, will consult with the independent accountants out of the presence of management concerning the Company’s financial and accounting personnel, internal accounting and disclosure controls and any recommendations for the improvement of such control procedures or particular areas where new or more detailed procedures are desirable or necessary, the fullness and accuracy of the Company’s financial statements, and will review the integrity of the Company’s financial reporting processes, both internal and external.

•	The Audit Committee shall obtain no less frequently than annually a written report from management on the effectiveness of the Company’s internal controls over financial reporting.

6.	Risk Management

      The Audit Committee shall discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

7.	Process Improvements

      The Audit Committee will establish regular and separate systems of reporting to the Audit Committee by each of management, the internal auditors and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments. Following completion of the annual audit, the Committee will review separately with each of management, the internal audit department and the independent accountants:

•	significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

•	significant disagreement among management and the internal auditors or the independent accountants in connection with the preparation of the financial statements; and

•	the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

      This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as determined by the Audit Committee.

      At its discretion, the Audit Committee may request that management, the independent accountants or the internal auditors undertake special projects or investigations that the Audit Committee deems necessary to fulfill its responsibilities.

8.	Reports to Board

      The Audit Committee shall make regular reports of its activities to the Board. The Board shall annually review the performance of the Audit Committee.

9.	Ethical and Legal Compliance and Complaints

      The Audit Committee will review and ensure that management has the proper review system in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and to the public satisfy all applicable legal requirements.

      The Audit Committee will also meet when and as appropriate with the Company’s counsel to discuss legal compliance matters, including corporate securities trading policies and legal matters that could have a significant impact on the organization’s financial statements.

      The Audit Committee will establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

10.	New York Stock Exchange Reporting

      In accordance with the rules and regulations of the New York Stock Exchange, the Audit Committee will take steps reasonably designed to assure that, no less frequently than annually, the Company will provide to the Exchange the following:

•	Written confirmation of the Audit Committee’s review and reassessment of the adequacy of this Charter.

•	Written confirmation concerning any determination that the Board has made regarding the independence and qualifications of directors constituting members of the Audit Committee as required by Paragraph II above.

11.	Audit Committee Report

      The Committee will take all steps reasonably designed to assure compliance with Item 306 of Regulation S-K and Item 7(e)(3) of Schedule 14A promulgated under the Securities Exchange Act of 1934, as amended, which provide that the Audit Committee shall prepare and include in the Company’s proxy statement distributed in connection with the solicitation of shareholder proxies with respect to the Company’s

Annual Meeting of Stockholders a report (the “Audit Committee Report”). The Audit Committee Report shall include substantially the following information:

•	A statement whether the Audit Committee has reviewed and discussed the audited financial statements with management of the Company.

•	A statement whether the Audit Committee has discussed with the Company’s independent accountants the matters required to be discussed by Statement on Accounting Standards No. 61, as such Statement may be modified or supplemented from time to time.

•	A statement whether the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as such Standard may be modified or supplemented from time to time, and has discussed with the accountants the accountants’ independence.

•	A statement whether, based on the review and discussions between the Audit Committee and management and the Company’s independent accountants as outlined above, the Audit Committee recommended to the Board that the financial statements of the Company be included in the Company’s annual report on Form 10-K.

      In accordance with Item 306 of Regulation S-K, the name of each member of the Audit Committee will appear below the disclosure to be contained in the Audit Committee Report included in the Company’s annual proxy statement.

VI.	Other

      The Audit Committee may perform any other activities consistent with this Charter, the Company’s By-laws and governing law as the Audit Committee or the Board deems necessary or appropriate.

APPENDIX B

UICI

AGENCY MATCHING TOTAL OWNERSHIP PLAN I (AMTOP I)

ARTICLE I.

DEFINITIONS

      The following terms shall have the meaning described in this Article unless the context clearly indicates another meaning.

      1.1     “Account” means a separate book account of each Participant’s AMTOP I Equivalent Shares, as maintained by the Administrator.

      1.2     “Administrator” means UICI, or any person or persons authorized by the Board of Directors of UICI to administer AMTOP I.

      1.3     “Agent” means any independent insurance agent or independent sales representative who is a member of or contracted with a Participating Agency and who is not an employee of such Participating Agency.

      1.4     “Affiliates” means a wholly owned subsidiary of UICI.

      1.5     “AMTOP I” means UICI Agency Matching Total Ownership Plan I, formerly known as UICI Agency Matching Total Ownership Plan (or AMTOP).

      1.6     “AMTOP I Credits” means Matching Credits, Bonus Credits, and Forfeiture Credits, which the Administrator posts to Participants’ Accounts, as set forth in Article IV.

      1.7     “AMTOP I Credit Addendum” means the addendum filed with the Administrator by each Participating Agency, which sets forth the production requirements and the Matching Percentage applicable to the Participating Agency’s participating Agents. Such AMTOP I Credit Addenda are incorporated by reference into this AMTOP I plan document.

      1.8     “AMTOP I Payment” means the vested portion of the AMTOP I Credits transferred to a Participant’s ATOP I Account pursuant to Section 5.4.

      1.9     “ATOP I” means UICI Agents’ Total Ownership Plan I, formerly known as UICI Agents’ Total Ownership Plan (or ATOP).

      1.10     “ATOP II” means UICI Agents’ Total Ownership Plan II.

      1.11     “Bonus Credits” means Equivalent Shares which a Participating Agency in its sole discretion may request the Administrator to post to Accounts of certain Participants, including but not limited to any credits under the Initial Total Ownership Plan or any other cash and wealth program of UICI or any Participating Agency or Affiliate transferred to AMTOP I.

      1.12     “Calendar Year” means the twelve (12) month period commencing on January 1 and ending on December 31.

      1.13     “Contract” means “Independent Insurance Agent Commission-Only Contract.”

      1.14     “Disability” means a Participant’s physical or mental disability, on account of which he or she is no longer capable of performing services for the Participating Agency and in the opinion of a physician selected by the Participating Agency, such disability is likely to be permanent and continuous during the remainder of the Participant’s lifetime.

      1.15     “Equivalent Shares” means a book credit representing the number of whole Shares which would have been purchased had AMTOP I Credits been invested in Shares on the date such credits were posted to each Participant’s Account.

      1.16     “Forfeiture Credit Pool” means the pool of Matching Credits which are forfeited under Article V by Participants in AMTOP I who experience a Termination Date between July 1 of the prior Plan Year and June 30 of the current Plan Year.

      1.17     “Forfeiture Credits” means Matching Credits transferred by the Administrator from the Forfeiture Credit Pool to the Accounts of Participants who qualify under Section 4.3.

      1.18     “Matching Credit” means Equivalent Shares which the Administrator posts to each Participant’s Account in any month on behalf of a Participating Agency, pursuant to Section 4.1.

      1.19     “Matching Percentage” means the percentage designated from time to time by each Participating Agency on an AMTOP I Credit Addendum for purposes of determining the Matching Credits to post pursuant to Section 4.1 to a Participant’s Account on behalf of the Participating Agency; provided, however, that the Matching Percentage is established initially at one hundred percent (100%).

      1.20     “Participant” means an Agent who is eligible to participate in AMTOP I.

      1.21     “Participating Agency” means any insurance agency, company, or other organization, which, with the consent of the Administrator, adopts AMTOP I.

      1.22     “Period of Ineligibility” means a period of twelve (12) calendar months during which a person who was a Participant in AMTOP I prior to the commencement of such period is not eligible to participate in AMTOP I due to such Participant’s complete withdrawal from ATOP I under Section 8.3 (a) of ATOP I.

      1.23     “Plan Year” means the Calendar Year.

      1.24     “Share” means a share of the common stock of UICI, $.01 par value.

      1.25     “Termination Date” means the date on which the Participant’s contractual relationship with the Participating Agency is terminated due to such Participant’s Disability or death, or the actual date on which the Participant otherwise ceases to be a member of or contracted with the Participating Agency.

      1.26     “UICI” means UICI, a Delaware corporation.

      1.27     “Years of Participation” means the number of consecutive full Plan Years elapsed since the date the Participant first made a contribution under ATOP I subsequent to the end of such Participant’s most recent Period of Ineligibility, if any.

ARTICLE II.

GENERAL

      2.1     HISTORY AND PURPOSE — AMTOP I was established by UICI, effective January 1, 1987, and is amended and restated effective December 1, 2003, to promote the mutual interests of UICI, its shareholders, and the Agents contracted with Participating Agencies that sell insurance policies issued by or reinsured by insurance company subsidiaries of UICI and ancillary products. AMTOP I seeks to provide such Agents with a continuing incentive to sell such insurance policies and ancillary products, thereby providing UICI and its shareholders with the benefit of having Agents whose performance is motivated through a closer identity of interests with UICI’S shareholders. AMTOP I is not intended to be a qualified plan under Section 401 (a) of the Internal Revenue Code of 1986 (the “Code”) or an employee benefit plan under the Employee Retirement Income Security Act of 1974 (“ERISA”) and is not subject to the vesting, funding, nondiscrimination, or other requirements imposed on such plans by the Code and ERISA.

      2.2     AMTOP I ADMINISTRATION — The Administrator has full power and authority to control and manage the operation and administration of AMTOP I. Without limitation of the foregoing, the Administrator reserves the right to amend or terminate AMTOP I at any time and to determine and adjust, in its sole discretion and without prior notice to the Participants or the Participating Agency, the AMTOP I Credits and AMTOP I Payments payable hereunder; provided, however, that, subject to Section 5.5, the consequence of such an adjustment or amendment may not reduce the amount of the AMTOP I Payments that have been transferred to the Participant’s ATOP I Account as of the date of such amendment.

      2.3     APPLICABLE LAWS — AMTOP I shall be construed and administered according to the internal laws of the State of Delaware.

      2.4     GENDER AND NUMBER — Where the context requires, words in any gender include the other gender, words in the singular include the plural, and words in the plural include the singular.

      2.5     EVIDENCE — Evidence required of anyone under AMTOP I may include, but is not limited to, valid certificates, affidavits, documents, or other information considered pertinent and reliable by the Administrator.

      2.6     ACTION BY ADMINISTRATOR OR PARTICIPATING AGENCY — Any action required or permitted to be taken by the Administrator or any Participating Agency under AMTOP I shall be by resolution of the Board of Directors of the Administrator or the Participating Agency, or by any other method determined appropriate by such Board of Directors. If the Participating Agency is not a corporation, any action required or permitted to be taken under AMTOP I shall be by the individual or individuals authorized to take such action on behalf of the Participating Agency, as identified to Administrator. The Administrator shall have no duty to investigate or confirm the validity of such identified individual’s authority to act.

ARTICLE III.

PARTICIPATION

      3.1     ELIGIBILITY FOR PARTICIPATION — Prior to December 31, 1995 and subject to the terms and conditions of AMTOP I, each Agent will become eligible for participation in AMTOP I after completion of one (1) full Calendar Year following the date the Agent entered into a written Contract with the Participating Agency and has fulfilled all ITOP eligibility requirements, provided that such Agent has completed an ATOP I election form and such form has been received and acknowledged by the Administrator. Agents completing the service requirements on or after December 31, 1995 are not eligible to participate in AMTOP I.

      3.2     TERMINATION — The Participant shall become ineligible to participate in AMTOP I on his or her Termination Date.

      3.3     VESTING — The Participant shall become ineligible to participate in AMTOP I on the date his or her AMTOP I Account is 100% vested pursuant to Section 5.1 hereof.

      3.4     PARTICIPATION NOT CONTRACT OF EMPLOYMENT — AMTOP I does not constitute a contract of employment, and participation in AMTOP I will not give any Participant the right to be retained in the service of the Participating Agency or UICI either as an employee or an independent contractor, nor to any right or claim to any benefit under AMTOP I, unless such right or claim has specifically accrued under the terms of AMTOP I.

ARTICLE IV.

AMTOP I CREDITS

      4.1     MATCHING CREDIT — For any given month, a Participant must meet the production requirement set forth on the applicable AMTOP I Credit Addendum and make an ATOP I contribution to be eligible for the Matching Credit. Each month the Administrator will post on behalf of a Participating Agency a Matching Credit to the AMTOP I Account of each Participant eligible for such Matching Credit. Except as provided in the applicable AMTOP I Credit Addendum, the Matching Credit posted to each Participant’s Account, if any, shall equal the number of Shares purchased under ATOP I for that month with the Participant’s ATOP I contribution, excluding any Enhancement Amounts (as that term is defined in ATOP I), multiplied by the

Matching Percentage. The posting date of the Matching Credit will be the same day as the Participant’s Credit Date (as that term is defined in ATOP I) for the Participant’s ATOP I contributions for the month.

      4.2     BONUS CREDIT — A Participating Agency in its sole discretion may request the Administrator to post Bonus Credits to certain Participants’ Accounts. Unless otherwise directed by the Administrator in any Plan Year and communicated to Participants, Bonus Credits forfeited under Article V do not become a part of the Forfeiture Credit Pool.

      4.3     FORFEITURE CREDIT — On June 30 of each Plan Year, the Administrator will determine and post a Forfeiture Credit to each active Participant’s Account from the Forfeiture Credit Pool. Each Participant’s Forfeiture Credit, to the nearest whole Equivalent Share, shall be determined by multiplying the Forfeiture Credit Pool by a fraction, the numerator of which is the total Matching Credits which were posted to the Participant’s Account for the period beginning July 1 of the previous Plan Year and ending June 30 of the current Plan Year, and the denominator of which is the aggregate of the Matching Credits posted to all active Participants’ Accounts for the same period. For purposes of this Section 4.3, an active Participant is a Participant who is under Contract with the Participating Agency at June 30 of the current Plan Year.

      4.4     DIVIDENDS — A book credit equal to amount of cash dividends, if any, with respect to a Share, multiplied by the number of AMTOP I Credits in a Participant’s Account, shall be credited to such Participant’s Account no later than ninety (90) days after the close of the Plan Year in which such dividends are received by the Administrator. Such book credit shall be in the form of Equivalent Shares to the nearest whole Share that could be purchased with such payment.

      4.5     SHARES SUBJECT TO AMTOP I — The Shares with respect to which awards may be made under AMTOP I shall be shares currently authorized but unissued, currently held or subsequently acquired by UICI as treasury shares, including Shares purchased in the open market or in private transactions. Subject to the provisions of this Section 4.5, the number Shares which may be delivered under the AMTOP I shall not exceed 100,000 Shares in the aggregate. UICI will at all times reserve and keep available a sufficient number of Shares to satisfy the requirements of AMTOP I. In the event that Equivalent Shares are forfeited pursuant to the provisions of AMTOP I, such Equivalent Shares shall again be available for awards under AMTOP I.

ARTICLE V.

VESTING AND PAYMENT TO ATOP I

      5.1     VESTING — Subject to Section 5.2, a portion of a Participant’s previously unvested Account balance shall vest on each January 1 based on the Participant’s consecutive Years of Participation on that date in accordance with the following schedule. For purposes of determining the vested percentage of a Participant’s Account balance, Years of Participation prior to any Period of Ineligibility will not be counted. Except as set forth in Section 5.2, a Participant’s Contract with a Participating Agency must be in effect on December 31 of the prior Plan Year in order to proceed on the vesting schedule on any January 1.

Vested Percentage of Previously
Complete Years of	Unvested AMTOP I Credits
Participation	on January 1

Less than 1	0%
1 but less than 5	15%
5 but less than 8	20%
8 but less than 9	25%
9 but less than 10	50%
10	100%

      5.2     VESTING ON DEATH OR DISABILITY — If a Participant experiences a Termination Date due to death or Disability, the Participant’s AMTOP I Credits which have not vested as of such Termination Date will become 100% vested.

      5.3     FORFEITURES — Subject to Section 5.2, if a Participant’s contractual relationship with all Participating Agencies is terminated with or without cause during the current Plan Year, then the nonvested portion of his or her Account shall be forfeited as of his or her Termination Date. Forfeited Matching Credits shall be accumulated into a Forfeiture Credit Pool to be allocated and posted pursuant to Section 4.3.

      5.4     AMTOP I PAYMENT — As soon as administratively practicable after January 1 of each Plan Year, each Participating Agency will make an AMTOP I Payment to the ATOP I Account of each of its active Agents participating in AMTOP I in an amount equal to the newly vested AMTOP I Credits under his or her Account (to the nearest whole Equivalent Share). The AMTOP I Payment shall be made in the form of Shares or cash equal to the amount necessary to purchase a number of Shares equal to the Participant’s then vested AMTOP I Credits. Shares acquired for purposes of the AMTOP I Payment may be newly issued Shares, Shares acquired by open market purchase and/or Shares purchased from ATOP I ATOP II Participants, as determined by the Administrator in its sole discretion. At the time the AMTOP I Payment is made to the Participant’s ATOP I Account, the number of such vested AMTOP I Credits will be deducted from the Participant’s AMTOP I Account. For purposes of this Section 5.4, an active Agent participating in AMTOP I is a Participant under Contract with a Participating Agency on December 31 of the prior Plan Year.

      5.5     REDUCTION OF AMTOP I PAYMENT — In the event the Administrator or the Participating Agency shall be held liable under the federal securities laws, the securities laws of any state or otherwise to any Participant for any loss incurred by such Participant’s Account in the ATOP I, then the AMTOP I Payment and any prior AMTOP I Payment shall be reduced on a dollar-for-dollar basis by the amount the Administrator or the Participating Agency credits the Participant’s ATOP I Account in respect to such liability.

      5.6     VALUE OF VESTED AMTOP I CREDITS — The value of vested AMTOP I Credits shall be determined as of the January 1 upon which they vest by multiplying the number of AMTOP I Credits vesting on that date by the closing market price for Shares on the business day first preceding such January 1.

ARTICLE VI.

AMENDMENT AND TERMINATION OF PLAN

      6.1     AMENDMENT — The Administrator reserves the right to amend AMTOP I at any time. Without limitation of the foregoing, subject to Section 5.5, such amendment may not reduce a Participant’s AMTOP I Payment to an amount less than what the Participant would be entitled to receive if he or she experienced a Termination Date with the Participating Agency on the day immediately preceding the effective date of the Amendment. The Board of Directors of any Participating Agency may revise any part of its AMTOP I Credit Addendum, including the stated Matching Percentage, by filing an amended AMTOP I Credit Addendum with the Administrator. Amendments will become effective forty-five (45) days after notice of such amendment is distributed to Participants in accordance with procedures established by the Administrator, in its sole discretion, from time to time.

      6.2     TERMINATION — While UICI expects and intends to continue AMTOP I, it reserves the right to terminate AMTOP I at any time. AMTOP I will terminate as to all Participants on the first to occur of the following:

(a) the date AMTOP I is terminated by UICI;

(b) the date that UICI is judicially declared bankrupt or insolvent; or

(c) the date of the dissolution, merger, consolidation, or reorganization of UICI, or the sale of all or substantially all of UICI’s assets, except that arrangements may be made whereby AMTOP I will be continued by any successor to UICI or any purchaser of substantially all of UICI’s assets, in which case the successor or purchaser will be substituted for UICI under AMTOP I.

      6.3     WITHDRAWAL OF PARTICIPATING AGENCY — A Participating Agency may withdraw its participation in AMTOP I, or the Administrator may terminate any Participating Agency’s participation in AMTOP I by submitting written notification of such event to the other party at least thirty (30) days prior to the effective date of such withdrawal or termination of participation. In the event a Participating Agency notifies the Administrator that it ceases to adopt AMTOP I, or the Administrator withdraws its consent to the adoption of AMTOP I by a Participating Agency, AMTOP I shall terminate as to all Participants who are members of or contracted with such Participating Agency, as of the effective date of either such notice.

      6.4     AMTOP I PAYMENTS ON TERMINATION — On termination of AMTOP I in accordance with Sections 6.2 or 6.3, vesting of AMTOP I Credits will be at the sole discretion of the Participating Agency. Each Participant’s final AMTOP I Payment, if any, will be made as soon as administratively practicable following the date of such termination in accordance with Section 5.4. Subject to Section 5.5, no termination may retroactively reduce AMTOP I Credits previously transferred to a Participant’s ATOP I Account.

      6.5     NOTICE OF AMENDMENT — The Administrator will notify affected Participants of any material amendment or termination of AMTOP I.

APPENDIX C

UICI

AGENCY MATCHING TOTAL OWNERSHIP PLAN II (AMTOP II)

ARTICLE I.

DEFINITIONS

      The following terms shall have the meaning described in this Article unless the context clearly indicates another meaning.

      1.1     “Account” means a separate book account of each Participant’s AMTOP II Equivalent Shares, as maintained by the Administrator.

      1.2     “Administrator” means UICI, or any person or persons authorized by the Board of Directors of UICI to administer AMTOP II.

      1.3     “Agent” means any independent insurance agent or independent sales representative who is a member of or contracted with a Participating Agency and who is not an employee of such Participating Agency.

      1.4     “Affiliates” means a wholly owned subsidiary of UICI.

      1.5     “AMTOP II” means UICI Agency Matching Total Ownership Plan II.

      1.6     “AMTOP II Credits” means Matching Credits, Bonus Credits, and Forfeiture Credits, which the Administrator posts to Participants’ Accounts, as set forth in Article IV.

      1.7     “AMTOP II Credit Addendum” means the addendum filed with the Administrator by each Participating Agency, which sets forth the production requirements and the Matching Percentage applicable to the Participating Agency’s participating Agents. Such AMTOP II Credit Addenda are incorporated by reference into this AMTOP II plan document.

      1.8     “AMTOP II Payment” means the vested portion of the AMTOP II Credits transferred to a Participant’s ATOP II Account pursuant to Section 5.6.

      1.9     “ATOP I” means UICI Agents’ Total Ownership Plan I, formerly known as UICI Agents’ Total Ownership Plan (or ATOP).

      1.10     “ATOP II” means UICI Agents’ Total Ownership Plan II.

      1.11     “Bonus Credits” means Equivalent Shares which a Participating Agency in its sole discretion may request the Administrator to post to Accounts of certain Participants, including but not limited to any credits under the Initial Total Ownership Plan or any other cash and wealth program of UICI or any Participating Agency or Affiliate transferred to AMTOP II.

      1.12     “Calendar Year” means the twelve (12) month period commencing on January 1 and ending on December 31.

      1.13     “Contract” means “Independent Insurance Agent Commission-Only Contract.”

      1.14     “Disability” means a Participant’s physical or mental disability, on account of which he or she is no longer capable of performing services for the Participating Agency and in the opinion of a physician selected by the Participating Agency, such disability is likely to be permanent and continuous during the remainder of the Participant’s lifetime.

      1.15     “Equivalent Shares” means a book credit representing the number of whole Shares which would have been purchased had AMTOP II Credits been invested in Shares on the date such credits were posted to each Participant’s Account.

      1.16     “Forfeiture Credit Pool” means the pool of Matching Credits which are forfeited under Article V by Participants in AMTOP II who experience a Termination Date between July 1 of the prior Plan Year and June 30 of the current Plan Year.

      1.17     “Forfeiture Credits” means Matching Credits transferred by the Administrator from the Forfeiture Credit Pool to the Accounts of Participants who qualify under Section 4.3.

      1.18     “Matching Credit” means Equivalent Shares which the Administrator posts to each Participant’s Account in any month on behalf of a Participating Agency, pursuant to Section 4.1.

      1.19     “Matching Percentage” means the percentage designated from time to time by each Participating Agency on an AMTOP II Credit Addendum for purposes of determining the Matching Credits to post pursuant to Section 4.1 to a Participant’s Account on behalf of the Participating Agency; provided, however, that the Matching Percentage is established initially at one hundred percent (100%).

      1.20     “Participant” means an Agent who is eligible to participate in AMTOP II.

      1.21     “Participating Agency” means any insurance agency, company, or other organization, which, with the consent of the Administrator, adopts AMTOP II.

      1.22     “Period of Ineligibility” means a period of twelve (12) calendar months during which a person who was a Participant in AMTOP II prior to the commencement of such period is not eligible to participate in AMTOP II due to such Participant’s complete withdrawal from ATOP II under Section 8.3 of that plan.

      1.23     “Plan Year” means the Calendar Year.

      1.24     “Share” means a share of the common stock of UICI, $.01 par value.

      1.25     “Termination Date” means the date on which the Participant’s contractual relationship with the Participating Agency is terminated due to such Participant’s Disability or death, or the actual date on which the Participant otherwise ceases to be a member of or contracted with the Participating Agency.

      1.26     “UICI” means UICI, a Delaware corporation.

      1.27     “Years of Participation” means the number of consecutive full Plan Years elapsed since the date the Participant first made a contribution under ATOP II subsequent to the end of such Participant’s most recent Period of Ineligibility, if any.

ARTICLE II.

GENERAL

      2.1     HISTORY AND PURPOSE — AMTOP II was established by UICI, effective January 1, 1996, and is amended and restated effective December 1, 2003, to promote the mutual interests of UICI, its shareholders, and the Agents contracted with Participating Agencies that sell ancillary products and insurance policies issued or reinsured by insurance company subsidiaries of UICI. AMTOP II seeks to provide such Agents with a continuing incentive to sell such insurance policies and ancillary products, thereby providing UICI and its shareholders with the benefit of having Agents whose performance is motivated through a closer identity of interests with UICI’S shareholders. AMTOP II is not intended to be a qualified plan under Section 401 (a) of the Internal Revenue Code of 1986 (the “Code”) or an employee benefit plan under the Employee Retirement Income Security Act of 1974 (“ERISA”) and is not subject to the vesting, funding, nondiscrimination, or other requirements imposed on such plans by the Code and ERISA.

      2.2     AMTOP II ADMINISTRATION — The Administrator has full power and authority to control and manage the operation and administration of AMTOP II. Without limitation of the foregoing, the Administrator reserves the right to amend or terminate AMTOP II at any time and to determine and adjust, in its sole discretion and without prior notice to the Participants or the Participating Agency, the AMTOP II Credits and AMTOP II Payments payable hereunder; provided, however, that, subject to Section 5.7, the consequence of such an adjustment or amendment may not reduce the AMTOP II Payments that have been transferred to the Participant’s ATOP II Account as of the date of such amendment.

      2.3     APPLICABLE LAWS — AMTOP II shall be construed and administered according to the internal laws of the State of Delaware.

      2.4     GENDER AND NUMBER — Where the context requires, words in any gender include the other gender, words in the singular include the plural, and words in the plural include the singular.

      2.5     EVIDENCE — Evidence required of anyone under AMTOP II may include, but is not limited to, valid certificates, affidavits, documents, or other information considered pertinent and reliable by the Administrator.

      2.6     ACTION BY ADMINISTRATOR OR PARTICIPATING AGENCY — Any action required or permitted to be taken by the Administrator or any Participating Agency under AMTOP II shall be by resolution of the Board of Directors of the Administrator or the Participating Agency, or by any other method determined appropriate by such Board of Directors. If the Participating Agency is not a corporation, any action required or permitted to be taken under AMTOP II shall be by the individual or individuals authorized to take such action on behalf of the Participating Agency, as identified to Administrator. The Administrator shall have no duty to investigate or confirm the validity of such identified individual’s authority to act.

ARTICLE III.

PARTICIPATION

      3.1     ELIGIBILITY FOR PARTICIPATION — Subject to the terms and conditions of AMTOP II, each Agent will become eligible for participation in AMTOP II after completion of one (1) full Calendar Year following the date the Agent entered into a written Contract with the Participating Agency and has fulfilled all ITOP eligibility requirements, provided that such Agent has completed an ATOP II election form and such form has been received and acknowledged by the Administrator.

      3.2     TERMINATION — The Participant shall become ineligible to participate in AMTOP II on his Termination Date.

      3.3     PARTICIPATION NOT CONTRACT OF EMPLOYMENT — AMTOP II does not constitute a contract of employment, and participation in AMTOP II will not give any Participant the right to be retained in the service of the Participating Agency or UICI either as an employee or an independent contractor, nor to any right or claim to any benefit under AMTOP II, unless such right or claim has specifically accrued under the terms of AMTOP II.

ARTICLE IV.

AMTOP II CREDITS

      4.1     MATCHING CREDIT — For any given month, a Participant must meet the production requirement set forth on the applicable AMTOP II Credit Addendum and make an ATOP II contribution to be eligible for the Matching Credit. Each month the Administrator will post on behalf of a Participating Agency a Matching Credit to the AMTOP II Account of each Participant eligible for such Matching Credit. Except as provided in the applicable AMTOP II Credit Addendum, the Matching Credit posted to each Participant’s Account, if any, shall equal the number of Shares purchased under ATOP II for that month with the Participant’s ATOP II contribution, excluding any Enhancement Amounts (as that term is defined in ATOP II), multiplied by the Matching Percentage. The posting date of the Matching Credit will be the same day as the Participant’s Credit Date (as that term is defined in ATOP II) for the Participant’s ATOP II contributions for the month.

      4.2     BONUS CREDIT — A Participating Agency in its sole discretion may request the Administrator to post Bonus Credits to certain Participants’ Accounts. Unless otherwise directed by the Administrator in any

Plan Year and communicated to Participants, Bonus Credits forfeited under Article V do not become a part of the Forfeiture Credit Pool.

      4.3     FORFEITURE CREDIT — On June 30 of each Plan Year, the Administrator will determine and post a Forfeiture Credit to each active Participant’s Account from the Forfeiture Credit Pool. Each Participant’s Forfeiture Credit, to the nearest whole Equivalent Share, shall be determined by multiplying the Forfeiture Credit Pool by a fraction, the numerator of which is the total Matching Credits which were posted to the Participant’s Account for the period beginning July 1 of the previous Plan Year and ending June 30 of the current Plan Year, and the denominator of which is the aggregate of the Matching Credits posted to all active Participants’ Accounts for the same period. For purposes of this Section 4.3, an active Participant is a Participant who is under Contract with the Participating Agency at June 30 of the current Plan Year.

      4.4     DIVIDENDS — A book credit equal to amount of cash dividends, if any, with respect to a Share, multiplied by the number of AMTOP II Credits in a Participant’s Account, shall be credited to such Participant’s Account not later than ninety (90) days after the close of the Plan Year in which such dividends are received by the Administrator. Such book credit shall be in the form of Equivalent Shares to the nearest whole Share that could be purchased with such payment.

      4.5     SHARES SUBJECT TO AMTOP II — The Shares with respect to which awards may be made under AMTOP II shall be shares currently authorized but unissued, currently held or subsequently acquired by UICI as treasury shares, including Shares purchased in the open market or in private transactions. Subject to the provisions of this Section 4.5, the number Shares which may be delivered under the AMTOP II shall not exceed 3,000,000 Shares in the aggregate. UICI will at all times reserve and keep available a sufficient number of Shares to satisfy the requirements of AMTOP II. In the event that Equivalent Shares are forfeited pursuant to the provisions of AMTOP II, such Equivalent Shares shall again be available for awards under AMTOP II.

ARTICLE V.

VESTING AND PAYMENT TO ATOP II

      5.1     VESTING — Subject to Section 5.2, 5.3, and 5.4, a portion of a Participant’s previously unvested Account balance shall vest on each January 1 based on the Participant’s consecutive Years of Participation on that date in accordance with the following schedule. For purposes of determining the vested percentage of a Participant’s Account balance, Years of Participation prior to any Period of Ineligibility will not be counted. Except as set forth in Section 5.4, a Participant’s Contract with a Participating Agency must be in effect on December 31 of the prior Plan Year in order to proceed on the vesting schedule on any January 1.

Vested Percentage
of Previously
Complete Years	Unvested AMTOP II
of Participation	Credits on January 1

Less than 1	0%
1 but less than 5	15%
5 but less than 8	20%
8 but less than 9	25%
9 but less than 10	50%
10	100%

      5.2     ALTERNATE VESTING SCHEDULE FOR CERTAIN PARTICIPANTS WHO PARTICIPATED IN ATOP I — If a Participant has completed ten (10) consecutive years of vesting and has not had a complete withdrawal under ATOP I and has not incurred a Period of Ineligibility under ATOP II, then his or her Account balance under ATOP II shall vest on each January 1 based on the Participant’s consecutive Years of Participation on that date in accordance with the following schedule. Except as set forth in Section 5.4, a Participant’s Contract with the Participating Agency must be in effect on December 31 of the prior Plan Year in order to proceed on the vesting schedule on any January 1.

Vested Percentage
of Previously
Complete Years	Unvested AMTOP II
of Participation	Credits on January 1

Less than 1	0%
1 but less than 2	20.00%
2 but less than 3	33.33%
3 but less than 4	45.46%
4 but less than 5	63.64%
5 or more	100.00%

      5.3     ALTERNATE VESTING SCHEDULE FOR CERTAIN PARTICIPANTS WHO PARTICIPATED IN ATOP I AND HAVE COMPLETED THE ALTERNATE VESTING SCHEDULE IN 5.2 — If a Participant has completed ten (10) consecutive years of vesting under AMTOP I and five (5) additional years of vesting as outlined in Section 5.2 under AMTOP II and has not had a complete withdrawal under ATOP I, and has not incurred a Period of Ineligibility under ATOP II, then his or her Account balance under AMTOP II shall vest 100% each January 1. Except as set forth in Section 5.4, a Participant’s Contract with the Participating Agency must be in effect on December 31 of the prior Plan Year in order to proceed on the vesting schedule on any January 1.

      5.4     VESTING ON DEATH OR DISABILITY — If a Participant experiences a Termination Date due to death or Disability, the Participant’s AMTOP II Credits which have not vested as of such Termination Date will become one hundred percent (100%) vested.

      5.5     FORFEITURES — Subject to Section 5.4, if a Participant’s contractual relationship with all Participating Agencies is terminated with or without cause during the current Plan Year, then the nonvested portion of his or her Account shall be forfeited as of his or her Termination Date. Forfeited Matching Credits shall be accumulated into a Forfeiture Credit Pool to be allocated and posted pursuant to Section 4.3.

      5.6     AMTOP II PAYMENT — As soon as administratively practicable after January 1 of each Plan Year, each Participating Agency will make an AMTOP II Payment to the ATOP II Account of each of its active Agents participating in AMTOP II in an amount equal to the newly vested AMTOP II Credits under his or her Account (to the nearest whole Equivalent Share). The AMTOP II Payment shall be made in the form of Shares or cash equal to the amount necessary to purchase a number of Shares equal to the Participant’s then vested AMTOP II Credits. Shares acquired for purposes of the AMTOP II Payment may be newly issued Shares, Shares acquired by open market purchase and/or Shares purchased from ATOP II or ATOP I Participants, as determined by the Administrator in its sole discretion. At the time the AMTOP II Payment is made to the Participant’s ATOP II Account, the number of such vested AMTOP II Credits will be deducted from the Participant’s AMTOP II Account. For purposes of this Section 5.6, an active Agent participating in AMTOP II is a Participant under contract with a Participating Agency on December 31 of the prior Plan Year.

      5.7     REDUCTION OF AMTOP II PAYMENT — In the event the Administrator or the Participating Agency shall be held liable under the federal securities laws, the securities laws of any state or otherwise to any Participant for any loss incurred by such Participant’s Account in the ATOP II, then the AMTOP II Payment and any prior AMTOP II Payment shall be reduced on a dollar-for-dollar basis by the amount the Administrator or the Participating Agency credits the Participant’s ATOP II Account in respect to such liability.

      5.8     VALUE OF VESTED AMTOP II CREDITS — The value of vested AMTOP II Credits shall be determined as of the January 1 upon which they vest by multiplying the number of AMTOP II Credits vesting on that date by the closing market price for Shares on the business day first preceding such January 1.

ARTICLE VI.

AMENDMENT AND TERMINATION OF PLAN

      6.1     AMENDMENT — The Administrator reserves the right to amend AMTOP II at any time. Without limitation of the foregoing, subject to Section 5.7, such amendment may not reduce a Participant’s AMTOP II Payment to an amount less than what the Participant would be entitled to receive if he or she experienced a Termination Date with the Participating Agency on the day immediately preceding the effective date of the Amendment. The Board of Directors of any Participating Agency may revise any part of its AMTOP II Credit Addendum, including the stated Matching Percentage, by filing an amended AMTOP II Credit Addendum with the Administrator. Amendments will become effective forty-five (45) days after notice of such amendment is distributed to Participants in accordance with procedures established by the Administrator, in its sole discretion, from time to time.

      6.2     TERMINATION — While UICI expects and intends to continue AMTOP II, it reserves the right to terminate AMTOP II at any time. AMTOP II will terminate as to all Participants on the first to occur of the following:

(a) the date AMTOP II is terminated by UICI;

(b) the date that UICI is judicially declared bankrupt or insolvent; or

(c) the date of the dissolution, merger, consolidation, or reorganization of UICI, or the sale of all or substantially all of UICI’s assets, except that arrangements may be made whereby AMTOP II will be continued by any successor to UICI or any purchaser of substantially all of UICI’s assets, in which case the successor or purchaser will be substituted for UICI under AMTOP II.

      6.3     WITHDRAWAL OF PARTICIPATING AGENCY — A Participating Agency may withdraw its participation in AMTOP II, or the Administrator may terminate any Participating Agency’s participation in AMTOP II by submitting written notification of such event to the other party at least thirty (30) days prior to the effective date of such withdrawal or termination of participation. In the event a Participating Agency notifies the Administrator that it ceases to adopt AMTOP II, or the Administrator withdraws its consent to the adoption of AMTOP II by a Participating Agency, AMTOP II shall terminate as to all Participants who are members of or contracted with such Participating Agency, as of the effective date of either such notice.

      6.4     AMTOP II PAYMENTS ON TERMINATION — On termination of AMTOP II in accordance with Sections 6.2 or 6.3, vesting of AMTOP II Credits will be at the sole discretion of the Participating Agency. Each Participant’s final AMTOP II Payment, if any, will be made as soon as administratively practicable following the date of such termination in accordance with Section 5.6. Subject to Section 5.7, no termination may retroactively reduce AMTOP II Credits previously transferred to a Participant’s ATOP II Account.

      6.5     NOTICE OF AMENDMENT — The Administrator will notify affected Participants of any material amendment or termination of AMTOP II.

APPENDIX D

UICI

MATCHING AGENCY CONTRIBUTION PLAN I (MAC I PLAN)

ARTICLE I.

DEFINITIONS

      The following terms shall have the meaning described in this Article unless the context clearly indicates another meaning.

      1.1     “ACE I” means the UICI Agents’ Contribution to Equity Plan I, formerly known as the UICI Agents’ Contribution to Equity Plan (or ACE).

      1.2     “Account” means a separate record summary of each Participant’s Equivalent Shares, as maintained by the Administrator.

      1.3     “Administrator” means UICI, or any person or persons authorized by the Board of Directors of UICI or the Executive Committee of the Board of Directors of UICI to administer MAC I.

      1.4     “Agent” means any independent insurance agent or independent sales representative who is a member of or contracted with a Participating Agency and who is not an employee of such Participating Agency.

      1.5     “ASAP” means the Agents’ Stock Accumulation Plan.

      1.6     “Bonus Credits” means Equivalent Shares that a Participating Agency in its sole discretion may request the Administrator to post to Accounts of certain Participants, including but not limited to any credits under the ASAP or any other cash and wealth program of UICI or any Participating Agency or affiliate transferred to MAC I.

      1.7     “Disability” means a Participant’s physical or mental disability, on account of which he or she is no longer capable of performing services for the Participating Agency and, in the opinion of a physician selected by the Participating Agency, such disability is likely to be a permanent and continuous during the remainder of the Participant’s lifetime.

      1.8     “Dynamic Equity Fund I Program” or “DEF I Program” means the equity program maintained by a Participating Agency which includes, collectively, ASAP, ACE I and MAC I.

      1.9     “Equivalent Shares” means a book credit representing the number of whole Shares that would have been purchased had MAC Credits been invested in Shares on the date such credits were posted to each Participant’s Account.

      1.10     “Forfeiture Credit Pool” means the pool of Matching Credits that are forfeited under Article V by Participants who experience a Termination Date between August 1 of the prior Plan Year and July 31 of the current Plan Year.

      1.11     “Forfeiture Credits” means Matching Credits attributable to renewal commissions transferred by the Administrator from the Forfeiture Credit Pool to the Accounts of Participants who qualify under Section 4.3.

      1.12     “Matching Credit” means Equivalent Shares that the Administrator posts to each Participant’s Account in any month on behalf of a Participating Agency, pursuant to Section 4.1.

      1.13     “MAC I” means the UICI Matching Agency Contribution Plan I, formerly known as the UICI Matching Agency Contribution Plan (or MAC).

      1.14     “MAC I Credits” means, collectively, Matching Credits, Bonus Credits, and Forfeiture Credits that the Administrator posts to Participants’ Accounts, as set forth in Article IV.

      1.15     “MAC I Credit Addendum” means the addendum filed with the Administrator by each Participating Agency, which sets forth the production requirements and the Matching Credits applicable to the Participating Agency’s participating Agents. Such MAC I Credit Addenda are incorporated by reference into this MAC I plan document.

      1.16     “MAC I Payment” means the vested portion of the MAC I Credits transferred to a Participant’s ACE Account pursuant to Section 5.4.

      1.17     “Matching Percentage” means the percentage designated from time to time by each Participating Agency on a MAC I Credit Addendum for purposes of determining the Matching Credits to post pursuant to Section 4.1 to a Participant’s Account on behalf of the Participating Agency.

      1.18     “Participant” means an Agent who is eligible to participate in MAC I.

      1.19     “Participating Agency” means any insurance agency, company, or other organization, which, with the consent of the Administrator, adopts MAC I.

      1.20     “Period of Ineligibility” means a period of twelve (12) months or more during which a person who was a participant in MAC I prior to the commencement of such period is not eligible to participate in MAC I due to such Participant’s complete withdrawal from ACE under Section 8.3 of that plan.

      1.21     “Plan Year” means the twelve-month period commencing on February 1 and ending on January 31.

      1.22     “Share” means a share of the common stock of UICI, $.01 par value.

      1.23     “Termination Date” means the last day of the month in which the Participant’s contractual relationship with the Participating Agency is terminated due to such Participant’s Disability or death, or the actual date on which the Participant otherwise ceases to be a member of or contracted with the Participating Agency.

      1.24     “UICI” means UICI, a Delaware corporation.

      1.25     “Years of Participation” means the number of consecutive full Plan Years elapsed since the date the Participant first made a contribution under ACE I subsequent to such Participant’s most recent Period of Ineligibility, if any.

ARTICLE II.

GENERAL

      2.1     HISTORY AND PURPOSE — MAC I was established by UICI, effective February 1, 1991, and is amended and restated effective February 1, 2004, as part of the DEF I Program to promote the mutual interests of UICI, its shareholders, and the Agents contracted with Participating Agencies that sell insurance policies issued by insurance company subsidiaries of UICI and ancillary products. Through MAC I, the Participating Agencies seek to provide such Agents with a continuing incentive to sell such insurance policies and ancillary products, thereby providing UICI and its shareholders with the benefit of having Agents whose performance is motivated through a closer identity of interests with UICI’s shareholders. MAC I is not intended to be a qualified plan under Section 401 (a) of the Internal Revenue Code of 1986 (the “Code”) or an employee benefit plan under the Employee Retirement Income Security Act of 1974 (“ERISA”) and is not subject to the vesting, funding, nondiscrimination, or other requirements imposed on such plans by the Code and ERISA.

      2.2     MAC I ADMINISTRATION — The Administrator has full power and authority to control and manage the operation and administration of MAC I. Without limitation of the foregoing, the Administrator reserves the right to amend or terminate MAC I at any time and to determine and adjust, in its sole discretion and without prior notice to the Participants, the number of MAC I Credits and MAC I Payments payable hereunder; provided, however, that, subject to Section 5.5, the consequence of such an adjustment or amendment may not reduce the amount of the MAC I Payments that has been transferred to the Participant’s ACE I Account as of the date of such amendment.

      2.3     APPLICABLE LAWS — MAC I shall be construed and administered according to the internal laws of the State of Delaware.

      2.4     GENDER AND NUMBER — Where the context requires, words in either gender include the other gender, words in the singular include the plural, and words in the plural include the singular.

      2.5     EVIDENCE — Evidence required of anyone under MAC I may include, but is not limited to, valid certificates, affidavits, documents, or other information considered pertinent and reliable by the Administrator.

      2.6     ACTION BY ADMINISTRATOR OR PARTICIPATING AGENCY — Any action required or permitted to be taken by the Administrator or any Participating Agency under MAC I shall be by resolution of the Board of Directors of the Administrator or the Executive Committee of the Board of Directors of the Administrator or the Participating Agency, or by any other method determined appropriate by such Board of Directors. If the Participating Agency is not a corporation, any action required or permitted to be taken under MAC I shall be by the individual or individuals authorized to take such action on behalf of the Participating Agency, as identified to the Administrator. The Administrator shall have no duty to investigate or confirm the validity of such identified individual’s authority to act.

ARTICLE III.

PARTICIPATION

      3.1     ELIGIBILITY FOR PARTICIPATION — Subject to the terms and conditions of MAC I, each Agent will become eligible for participation in MAC I after completion of twelve (12) consecutive months following the date the Agent enters into a written contract with the Participating Agency; provided such Agent shall have completed an DEF I Program election form and such form shall have been received and acknowledged by the Administrator. An Agent shall become a Participant in MAC I as of the first anniversary date of his or her contracting with a Participating Agency coincident with or next following the date the Agent completes the above stated eligibility requirements; provided such Agent has filed with the Administrator, within the time period determined by the Administrator from time to time, a properly completed DEF Program I election form.

      3.2     TERMINATION — The Participant shall become ineligible to participate in MAC I on his or her Termination Date.

      3.3     VESTING — A Participant shall become ineligible to participate in MAC I on the date his or her MAC I Account is 100% vested pursuant to Section 5.1 hereof; provided, however, each such participant whose MAC I Account is 100% vested shall be eligible to participate in MAC I until July 31, 2004.

      3.4     PARTICIPATION NOT CONTRACT OF EMPLOYMENT — MAC I does not constitute a contract of employment, and participation in MAC I will not give any Participant the right to be retained in the service of the Participating Agency or UICI either as an employee or an independent contractor, nor to any right or claim to any benefit under MAC I, unless such right or claim has specifically accrued under the terms of MAC I.

ARTICLE IV.

MAC CREDITS

      4.1     MATCHING CREDIT — For any given month, a Participant must have an active contract with the Participating Agency and make an ACE I Contribution to be eligible for the Matching Credit. Each month the Administrator will post on behalf of a Participating Agency a Matching Credit to the MAC I Account of each Participant eligible for such a Matching Credit. In no event shall the Matching Credit exceed Two Thousand and No/100ths Dollars ($2,000.00) per Participant in any given month. The posting date of the

Matching Credit will be the same day as the Participant’s “Credit Date” (as that term is defined in ACE I) for the Participant’s ACE I contributions for the month.

      4.2     BONUS CREDIT — A Participating Agency in its sole discretion may request the Administrator to post Bonus Credits to certain Participants’ Accounts. Unless otherwise directed by the Administrator in any Plan Year and communicated to Plan Participants, Bonus Credits forfeited under Article V do not become a part of the Forfeiture Credit Pool.

      4.3     FORFEITURE CREDIT — On July 31 of each Plan Year, the Administrator will determine and post to each active Participant’s Account a Forfeiture Credit from the Forfeiture Credit Pool. Each Participant’s Forfeiture Credit shall be determined, to the nearest whole Equivalent Share, by multiplying the Forfeiture Credit Pool by a fraction, the numerator of which is the total Matching Credits which were posted to the Participant’s Account for the period beginning August 1 of the previous Plan Year and ending July 31 of the current Plan Year, and the denominator of which is the aggregate of the Matching Credits posted to all active Participants’ Accounts for the same period. For purposes of this Section 4.3, an active Participant is a Participant who is under contract with the Participating Agency at July 31 of the current Plan Year.

      4.4     DIVIDENDS — A book credit equal to the amount of any cash dividends paid with respect a Share, multiplied by the number of MAC I Credits in a Participant’s Account, shall be credited to such Participant’s Account not later than ninety (90) days after the close of the Plan Year in which such dividends are paid to shareholders. Such book credit shall be in the form of Equivalent Shares to the nearest whole Share that could be purchased with such payment.

      4.5     SHARES SUBJECT TO MAC I — The Shares with respect to which awards may be made under MAC I shall be shares currently authorized but unissued, currently held or subsequently acquired by UICI as treasury shares, including Shares purchased in the open market or in private transactions. Subject to the provisions of this Section 4.5, the number Shares that may be delivered under the MAC I shall not exceed 1,650,000 Shares in the aggregate. UICI will at all times reserve and keep available a sufficient number of Shares to satisfy the requirements of MAC I. In the event that Equivalent Shares are forfeited pursuant to the provisions of MAC I, such Equivalent Shares shall again be available for awards under MAC I.

ARTICLE V.

VESTING AND PAYMENT TO ACE I

      5.1     VESTING — Subject to Section 5.2, a portion of a Participant’s previously unvested Account balance shall vest on each January 31 based on the Participant’s consecutive Years of Participation on that date in accordance with the following schedule. For purposes of determining the vested percentage of a Participant’s Account balance, Years of Participation prior to any Period of Ineligibility will not be counted. Except as set forth in Section 5.2, a Participant’s contract with a Participating Agency must be in effect on January 31 of the current Plan Year in order to proceed on the vesting schedule for that year.

Vested Percentage of
Previously Unvested
Complete Years	MAC Credits on
of Participation	January 31

Less than 1	0%
1 but less than 5	15%
5 but less than 8	20%
8 but less than 9	25%
9 but less than 10	50%
10	100%

      5.2     VESTING ON DEATH OR DISABILITY — If Participant experiences a Termination Date due to death or Disability, the Participant’s MAC I Credits that have not vested as of such Termination Date will become 100% vested.

      5.3     FORFEITURES — Subject to Section 5.2, if a Participant’s contractual relationship with all Participating Agencies is terminated with or without cause during the current Plan Year, then the nonvested portion of his or her Account shall be forfeited as of his or her Termination Date. Forfeited Matching Credits attributable to renewal commissions shall be accumulated into a Forfeiture Credit Pool to be allocated and posted pursuant to Section 4.3.

      5.4     MAC I PAYMENT — As soon as administratively practicable after February 1 of each Plan Year, each Participating Agency will make a MAC I Payment to the ACE I Account of each of its active Agents participating in MAC I, in an amount equal to the newly vested MAC I Credits under such Participant’s Account (to the nearest whole Equivalent Share). The MAC I Payment shall be made in the form of Shares. Shares acquired under this Plan for purposes of the MAC I Payment may be newly issued Shares, Shares acquired by open market purchase and/or Shares acquired from Participant’s upon Participant’s withdrawal under Section 8.3 of ACE I as determined by the Plan Administrator in its sole discretion. At the time the MAC I Payment is made to the Participant’s ACE I Account, the number of such vested MAC I Credits will be deducted from the Participant’s MAC I Account. For purposes of this Section 5.4, an active Agent participating in MAC I is a Participant under contract with a Participating Agency on January 31 of the current Plan Year.

      5.5     REDUCTION OF MAC I PAYMENT — In the event the Administrator or the Participating Agency shall be held liable under the federal securities laws, the securities laws of any state or otherwise to any Participant for any loss incurred by such Participant’s Account in the ACE I, then the MAC I Payment and any prior MAC I Payment shall be reduced on a dollar-for-dollar basis by the amount the Administrator or the Participating Agency credits the Participant’s ACE I account in respect to such liability.

      5.6     VALUE OF VESTED MAC I CREDITS — The value of vested MAC I Credits shall be determined as of the January 31 upon which such MAC I Credits vest by multiplying the number of MAC I Credits vesting on such date by the closing market price for Shares on the last trading day of such January.

ARTICLE VI.

AMENDMENT AND TERMINATION OF PLAN

      6.1     AMENDMENT — The Administrator reserves the right to amend MAC I at any time. Without limitation of the foregoing, subject to Section 5.5, such amendment may not reduce a Participant’s MAC I Payment to an amount less than the amount that the Participant would be entitled to receive if he or she resigned from service with the Participating Agency on the day immediately preceding the effective date of the Amendment. The Board of Directors of any Participating Agency may revise any part of its MAC I Credit Addendum, including the stated Matching Credit, by filing an amended MAC I Credit Addendum with the Administrator. Amendments will become effective forty-five (45) days after notice of such amendment is distributed to Participants in accordance with procedures established by the Administrator, in its sole discretion, from time to time.

      6.2     TERMINATION — While UICI expects and intends to continue MAC I, it reserves the right to terminate MAC I at any time. MAC I will terminate as to all Participants on the first to occur of the following:

(a) the date MAC I is terminated by UICI;

(b) the date that UICI is judicially declared bankrupt or insolvent; or

(c) the date of the dissolution, merger, consolidation, or reorganization of UICI, or the sale of all or substantially all of UICI’s assets, except that arrangements may be made whereby MAC I will be continued by any successor to UICI or any purchaser of substantially all of UICI’s assets, in which case the successor or purchaser will be substituted for UICI under MAC I.

      6.3     WITHDRAWAL OF PARTICIPATING AGENCY — A Participating Agency may withdraw its participation in MAC I, or the Administrator may terminate any Participating Agency’s participation in MAC I, in each case by submitting written notification of such withdrawal or termination to the other party at least thirty (30) days prior to the effective date of such withdrawal or termination of participation. In the event a Participating Agency notifies the Administrator that it ceases to adopt MAC I, or the Administrator withdraws its consent to the adoption of MAC I by a Participating Agency, MAC I shall terminate as to all Participants who are members of or contracted with such Participating Agency, as of the effective date of either such notice.

      6.4     MAC PAYMENTS ON TERMINATION — Upon termination of MAC I in accordance with Section 6.2 or Section 6.3, vesting of MAC I Credits will be at the sole discretion of the Participating Agency. Each Participant’s final MAC I Payment, if any, will be made as soon as administratively practicable following such termination date in accordance with Section 5.4. Subject to Section 5.5, no termination may retroactively reduce MAC I Credits previously transferred to a Participant’s ACE I Account.

      6.5     NOTICE OF AMENDMENT — The Administrator will notify affected Participants of any material amendment or termination of MAC I.

APPENDIX E

UICI

MATCHING AGENCY CONTRIBUTION PLAN II (MAC II PLAN)

ARTICLE I.

DEFINITIONS

      The following terms shall have the meaning described in this Article unless the context clearly indicates another meaning.

      1.1     “ACE I” means the UICI Agents’ Contribution to Equity Plan I, formerly known as the UICI Agents’ Contribution to Equity Plan (or ACE).

      1.2     “ACE II” means UICI Agents’ Contribution to Equity Plan II.

      1.3     “Account” means a separate record summary of each Participant’s MAC II Equivalent Shares, as maintained by the Administrator.

      1.4     “Administrator” means UICI, or any person or persons authorized by the Board of Directors of UICI or the Executive Committee of the Board of Directors of UICI to administer MAC II.

      1.5     “Affiliate” means a wholly owned subsidiary of UICI.

      1.6     “Agent” means any independent insurance agent or independent sales representative who is a member of or contracted with a Participating Agency and who is not an employee of such Participating Agency.

      1.7     “Bonus Credits” means Equivalent Shares that a Participating Agency in its sole discretion may request the Administrator to post to Accounts of certain Participants, including but not limited to any credits transferred to MAC II under any cash and wealth program of UICI, any Participating Agency or affiliate.

      1.8     “Disability” means a Participant’s physical or mental disability, on account of which he or she is no longer capable of performing services for the Participating Agency and, in the opinion of a physician selected by the Participating Agency, such disability is likely to be a permanent and continuous during the remainder of the Participant’s lifetime.

      1.9     “Dynamic Equity Fund II Program” or “DEFII Program” means the equity program maintained by a Participating Agency, which includes, collectively, ACE II and MAC II.

      1.10     “Equivalent Shares” means a book credit representing the number of whole Shares that would have been purchased had MAC II Credits been invested in Shares on the date such credits were posted to each Participant’s Account.

      1.11     “Forfeiture Credit Pool” means the pool of Matching Credits which are forfeited under Article V by Participants who experience a Termination Date between August 1 of the prior Plan Year and July 31 of the current Plan Year.

      1.12     “Forfeiture Credits” means Matching Credits attributable to renewal commissions transferred by the Administrator from the Forfeiture Credit Pool to the Accounts of Participants who qualify under Section 4.3.

      1.13     “Matching Credit” means Equivalent Shares that the Administrator posts to each Participant’s Account in any month on behalf of a Participating Agency, pursuant to Section 4.1.

      1.14     “MAC I” means the UICI Matching Agency Contribution Plan I, formerly known as the UICI Matching Agency Contribution Plan (or MAC).

      1.15     “MAC II” means the UICI Matching Agency Contribution Plan II.

      1.16     “MAC II Credits” means, collectively, Matching Credits, Bonus Credits and Forfeiture Credits that the Administrator posts to Participants’ Accounts, as set forth in Article IV.

      1.17     “MAC II Credit Addendum” means the addendum filed with the Administrator by each Participating Agency, which sets forth the production requirements and the Matching Credits applicable to the Participating Agency’s participating Agents. Such MAC II Credit Addenda are incorporated by reference into this MAC II plan document.

      1.18     “MAC II Payment” means the vested portion of the MAC II Credits transferred to a Participant’s ACE II Account pursuant to Section 5.5.

      1.19     “Matching Percentage” means the percentage designated from time to time by each Participating Agency on a MAC II Credit Addendum for purposes of determining the Matching Credits to post pursuant to Section 4.1 to a Participant’s Account on behalf of the Participating Agency.

      1.20     “Participant” means an Agent who is eligible to participate in MAC II.

      1.21     “Participating Agency” means any insurance agency, company, or other organization, which, with the consent of the Administrator, adopts MAC II.

      1.22     “Period of Ineligibility” means a period of twelve (12) months or more during which a person who was a participant in MAC II prior to the commencement of such period is not eligible to participate in MAC II due to such Participant’s complete withdrawal from ACE II under Section 8.3 of that plan.

      1.23     “Plan Year” means the twelve (12) month period commencing on February 1 and ending on January 31.

      1.24     “Share” means a share of the common stock of UICI, $.01 par value.

      1.25     “Termination Date” means the last day of the month in which the Participant’s contractual relationship with the Participating Agency is terminated due to such Participant’s Disability or death, or the actual date on which the Participant otherwise ceases to be a member of or contracted with the Participating Agency.

      1.26     “UICI” means UICI, a Delaware corporation.

      1.27     “Years of Participation” means the number of consecutive full Plan Years elapsed since the date the Participant first made a contribution under ACE II subsequent to the end of such Participant’s most recent Period of Ineligibility, if any.

ARTICLE II.

GENERAL

      2.1     HISTORY AND PURPOSE — MAC II is established by UICI, effective August 1, 2004, as part of the DEF II Program to promote the mutual interests of UICI, its shareholders, and the Agents contracted with Participating Agencies that sell insurance policies issued by insurance company subsidiaries of UICI and ancillary products. Through MAC II, the Participating Agencies seek to provide such Agents with a continuing incentive to sell such insurance policies and ancillary products, thereby providing UICI and its shareholders with the benefit of having Agents whose performance is motivated through a closer identity of interests with UICI’s shareholders. MAC II is not intended to be a qualified plan under Section 401 (a) of the Internal Revenue Code of 1986 (the “Code”) or an employee benefit plan under the Employee Retirement Income Security Act of 1974 (“ERISA”) and is not subject to the vesting, funding, nondiscrimination, or other requirements imposed on such plans by the Code and ERISA.

      2.2     MAC II ADMINISTRATION — The Administrator has full power and authority to control and manage the operation and administration of MAC II. Without limitation of the foregoing, the Administrator reserves the right to amend or terminate MAC II at any time and to determine and adjust, in its sole discretion without prior notice to the Participants, the MAC II Credits and MAC II Payments payable hereunder; provided, however, that, subject to Section 5.4, the consequence of such an adjustment or amendment may not reduce the amount of the MAC II Payments that has been transferred to the Participant’s ACE II Account as of the date of such amendment.

      2.3     APPLICABLE LAWS — MAC II shall be construed and administered according to the internal laws of the State of Delaware.

      2.4     GENDER AND NUMBER — Where the context requires, words in either gender include the other gender, words in the singular include the plural, and words in the plural include the singular.

      2.5     EVIDENCE — Evidence required of anyone under MAC II may include, but is not limited to, valid certificates, affidavits, documents, or other information considered pertinent and reliable by the Administrator.

      2.6     ACTION BY ADMINISTRATOR OR PARTICIPATING AGENCY — Any action required or permitted to be taken by the Administrator or any Participating Agency under MAC II shall be by resolution of the Board of Directors of the Administrator, the Executive Committee of the Board of Directors of the Administrator or the Participating Agency, or by any other method determined appropriate by such Board of Directors. If the Participating Agency is not a corporation, any action required or permitted to be taken under MAC II shall be by the individual or individuals authorized to take such action on behalf of the Participating Agency, as identified to the Administrator. The Administrator shall have no duty to investigate or confirm the validity of such identified individual’s authority to act.

ARTICLE III.

PARTICIPATION

      3.1     ELIGIBILITY FOR PARTICIPATION — Subject to the terms and conditions of MAC II, each Agent will become eligible for participation in MAC II if and only if (a) such Agent has completed an DEF II Program election form and such form has been received and acknowledged by the Administrator and (b) such Agent has been a participant in MAC I and has become 100% vested in MAC I.

      3.2     TERMINATION — The Participant shall become ineligible to participate in MAC II on his or her Termination Date.

      3.3     VESTING — A Participant shall become ineligible to participate in MAC II on the date his or her MAC II Account is 100% vested pursuant to Section 5.1 hereof.

      3.4     PARTICIPATION NOT CONTRACT OF EMPLOYMENT — MAC II does not constitute a contract of employment, and participation in MAC II will not give any Participant the right to be retained in the service of the Participating Agency or UICI either as an employee or an independent contractor, nor to any right or claim to any benefit under MAC II, unless such right or claim has specifically accrued under the terms of MAC II.

ARTICLE IV.

MAC II CREDITS

      4.1     MATCHING CREDIT — For any given month, a Participant must have an active contract with the Participating Agency and make an ACE II Contribution to be eligible for the Matching Credit. Each month the Administrator will post on behalf of a Participating Agency a Matching Credit to the MAC II Account of each Participant eligible for such a Matching Credit. Except as provided in the applicable MAC II Credit Addendum, in no event shall the Matching Credit exceed Two Thousand and No/100ths Dollars ($2,000.00) per Participant in any given month. The posting date of the Matching Credit will be the same day as the Participant’s “Credit Date” (as that term is defined in ACE II) for the Participant’s ACE II contributions for the month.

      4.2     BONUS CREDIT — A Participating Agency in its sole discretion may request the Administrator to post Bonus Credits to certain Participants’ Accounts. Unless otherwise directed by the Administrator in any

Plan Year and communicated to Plan Participants, Bonus Credits forfeited under Article V do not become a part of the Forfeiture Credit Pool.

      4.3     FORFEITURE CREDIT — On July 31 of each Plan Year, the Administrator will determine and post to each active Participant’s Account a Forfeiture Credit from the Forfeiture Credit Pool. Each Participant’s Forfeiture Credit shall be determined, to the nearest whole Equivalent Share, by multiplying the Forfeiture Credit Pool by a fraction, the numerator of which is the total Matching Credits that were posted to the Participant’s Account for the period beginning August 1 of the previous Plan Year and ending July 31 of the current Plan Year, and the denominator of which is the aggregate of the Matching Credits posted to all active Participants’ Accounts for the same period. For purposes of this Section 4.3, an active Participant is a Participant who is under contract with the Participating Agency at July 31 of the current Plan Year.

      4.4     DIVIDENDS — A book credit equal to the amount of any cash dividends paid with respect a Share, multiplied by the number of MAC II Credits in a Participant’s Account, shall be credited to such Participant’s Account not later than ninety (90) days after the close of the Plan Year in which such dividends are paid to shareholders. Such book credit shall be in the form of Equivalent Shares to the nearest whole Share that could be purchased with such payment.

      4.5     SHARES SUBJECT TO MAC II — The Shares with respect to which awards may be made under MAC II shall be shares currently authorized but unissued and shares currently held or subsequently acquired by UICI as treasury shares, including Shares purchased in the open market or in private transactions. Subject to the provisions of this Section 4.5, the number Shares which may be delivered under the MAC II shall not exceed 350,000 Shares in the aggregate. UICI will at all times reserve and keep available a sufficient number of Shares to satisfy the requirements of MAC II. In the event that Equivalent Shares are forfeited pursuant to the provisions of MAC II, such Equivalent Shares shall again be available for awards under MAC II.

ARTICLE V.

VESTING AND PAYMENT TO ACE II

      5.1     VESTING —

(a) If a Participant has completed ten (10) consecutive years of vesting and has not had a complete withdrawal under MAC I and has not incurred a Period of Ineligibility under ACE II, then his or her Account balance under MAC II shall vest on each January 31 based on the Participant’s consecutive Years of Participation in MAC II on that date in accordance with the following schedule. Except as set forth in Section 5.2, a Participant’s Contract with the Participating Agency must be in effect on January 1 of the current Plan Year in order to proceed on the vesting schedule on any January 31.

Vested Percentage of
Previously Unvested
Complete Years of	MAC II Credits on
Participation	January 31

Less than 1	0%
1 but less than 2	20.00%
2 but less than 3	33.33%
3 but less than 4	45.46%
4 but less than 5	63.64%
5 or more	100.00%

(b) If a Participant has completed ten (10) consecutive years of vesting under MAC I and five (5) additional years of vesting as outlined in this Section 5.1 under MAC II and has not had a complete withdrawal under ACE I, and has not incurred a Period of Ineligibility under ACE II, then his or her Account balance under MAC II shall vest 100% each January 31. Except as set forth in Section 5.2, a Participant’s Contract with the Participating Agency must be in effect on January 1 of the current Plan Year in order to proceed on the vesting schedule on any January 31.

      5.2     VESTING ON DEATH OR DISABILITY — If a Participant experiences a Termination Date due to death or Disability, the Participant’s MAC II Credits which have not vested as of such Termination Date will become 100% vested.

      5.3     FORFEITURES — Subject to Section 5.2, if a Participant’s contractual relationship with all Participating Agencies is terminated with or without cause during the current Plan Year, then the nonvested portion of his or her Account shall be forfeited as of his or her Termination Date. Forfeited Matching Credits attributable to renewal commissions shall be accumulated into a Forfeiture Credit Pool to be allocated and posted pursuant to Section 4.3.

      5.4     MAC II PAYMENT — As soon as administratively practicable after February 1 of each Plan Year, each Participating Agency will make a MAC II Payment to the ACE Account of each of its active Agents participating in MAC II, in an amount equal to the newly vested MAC II Credits under such Participant’s Account (to the nearest whole Equivalent Share). The MAC II Payment shall be made in the form of Shares. Shares acquired under this Plan for purposes of the MAC II Payment may be newly issued Shares, Shares acquired by open market purchase and/or Shares acquired from Participants upon Participant’s withdrawal under Section 8.3 of ACE I and/or ACE II, as determined by the Plan Administrator in its sole discretion. At the time the MAC II Payment is made to the Participant’s ACE Account, the number of such vested MAC II Credits will be deducted from the Participant’s MAC II Account. For purposes of this Section 5.4, an active Agent participating in MAC II is a Participant under contract with a Participating Agency on January 31 of the current Plan Year.

      5.5     REDUCTION OF MAC II PAYMENT — In the event the Administrator or the Participating Agency shall be held liable under the federal securities laws, the securities laws of any state or otherwise to any Participant for any loss incurred by such Participant’s Account in the ACE, then the MAC II Payment and any prior MAC II Payment shall be reduced on a dollar-for-dollar basis by the amount the Administrator or the Participating Agency credits the Participant’s ACE account in respect to such liability.

      5.6     VALUE OF VESTED MAC II CREDITS — The value of vested MAC II Credits shall be determined as of the January 31 upon which they vest by multiplying the number of MAC II Credits vesting on that date by the closing market price for Shares on the last trading day of such January.

ARTICLE VI.

AMENDMENT AND TERMINATION OF PLAN

      6.1     AMENDMENT — The Administrator reserves the right to amend MAC II at any time. Without limitation of the foregoing, subject to Section 5.4, such amendment may not reduce a Participant’s MAC II Payment to an amount less than what the Participant would be entitled to receive if he or she resigned from service with the Participating Agency on the day immediately preceding the effective date of the Amendment. The Board of Directors of any Participating Agency may revise any part of its MAC II Credit Addendum, including the stated Matching Credit, by filing an amended MAC II Credit Addendum with the Administrator. Amendments will become effective forty-five (45) days after notice of such amendment is distributed to Participants in accordance with procedures established by the Administrator, in its sole discretion, from time to time.

      6.2     TERMINATION — While UICI expects and intends to continue MAC II, it reserves the right to terminate MAC II at any time. MAC II will terminate as to all Participants on the first to occur of the following:

(a) the date MAC II is terminated by UICI;

(b) the date that UICI is judicially declared bankrupt or insolvent; or

(c) The date of the dissolution, merger, consolidation, or reorganization of UICI, or the sale of all or substantially all of UICI’s assets, except that arrangements may be made whereby MAC II will be continued by any successor to UICI or any purchaser of substantially all of UICI’s assets, in which case the successor or purchaser will be substituted for UICI under MAC II.

      6.3     WITHDRAWAL OF PARTICIPATING AGENCY — A Participating Agency may withdraw its participation in MAC II, or the Administrator may terminate any Participating Agency’s participation in MAC II, in each case by submitting written notification of such to the other party at least thirty (30) days prior to the effective date of such withdrawal or termination of participation. In the event a Participating Agency notifies the Administrator that it ceases to adopt MAC II, or the Administrator withdraws its consent to the adoption of MAC II by a Participating Agency, MAC II shall terminate as to all Participants who are members of or contracted with such Participating Agency, as of the effective date of either such notice.

      6.4     MAC II PAYMENTS ON TERMINATION — Upon termination of MAC II in accordance with Section 6.2 or Section 6.3, vesting of MAC II credits will be at the sole discretion of the Participating Agency. Each Participant’s final MAC II Payment, if any, will be made as soon as administratively practicable following such termination date in accordance with Section 5.4. Subject to Section 5.5, no termination may retroactively reduce MAC II Credits previously transferred to a Participant’s ACE Account.

      6.5     NOTICE OF AMENDMENT — The Administrator will notify affected Participants of any material amendment or termination of MAC II.

PROXY
9151 Grapevine Highway, North Richland Hills, Texas 76180
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Glenn W. Reed, Mark D. Hauptman and Connie Palacios, and each or any one of them, as true and lawful agents and proxies with full power of substitution in each, to represent the undersigned in all matters coming before the 2004 Annual Meeting of Stockholders of UICI to be held at The Harvey Hotel D/FW Airport, 4545 West John Carpenter Freeway, Irving, Texas 75063, on Wednesday, May 19, 2004 at 10:00 a.m., Central Daylight Time, and any adjournment thereof, and to vote as follows:

1.	ELECTION OF DIRECTORS

☐ FOR all nominees listed below (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line though the nominee’s name in the list below.)

Ronald L. Jensen William J. Gedwed Glenn W. Reed Richard T. Mockler Mural R. Josephson R.H. Mick Thompson Dennis C. McCuistion

2.	PROPOSAL TO approve the UICI Agency Matching Total Ownership Plan and the UICI Agency Matching Total Ownership Plan II, which have been established for the benefit of the independent insurance agents and independent sales representatives associated with UGA-Association Field Services and New United Agency, Inc.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	PROPOSAL TO approve the UICI Matching Agency Contribution Plan I and UICI Matching Agency Contribution Plan II, which have been established for the benefit of the independent insurance agents and independent sales representatives associated with Cornerstone America.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP as the independent auditors for the Company.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	OTHER MATTERS

In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournments thereof, including matters incident to conduct.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

Dated:	, 2004

Signature

Signature

(Joint Owners Should Each Sign. Attorneys-in-Fact, Executors, Administrators, Custodians, Partners, or Corporation Officers Should Give Full Title)

PLEASE MARK, SIGN, DATE AND RETURN PROXY CARD PROMPTLY.